                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant / /
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

                                 HEALTH RISK MANAGEMENT, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11
     (1) Title of each class of securities to which transaction applies:
        ------------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
        ------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
        ------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
        ------------------------------------------------------------------------
     (5) Total fee paid:
        ------------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount Previously Paid:
        ------------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:
        ------------------------------------------------------------------------
     (3) Filing Party:
        ------------------------------------------------------------------------
     (4) Date Filed:
        ------------------------------------------------------------------------

                          HEALTH RISK MANAGEMENT, INC.

                                ---------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                   TO BE HELD
                                 JUNE 17, 1997

                            ------------------------

TO THE SHAREHOLDERS OF HEALTH RISK MANAGEMENT, INC.:

    The 1997 Annual Meeting of Shareholders of Health Risk Management, Inc. will be held at the Company's corporate offices, fourth floor, 7900 West 78th Street, Minneapolis, Minnesota, on Tuesday, June 17, 1997 at 1:00 p.m., Minnesota time, for the following purposes:

    1.  To elect Class B directors.

    2. To ratify the selection of Ernst & Young LLP as the Company's independent auditors for the current fiscal year.

    3. To amend the Amended and Restated 1992 Long-Term Incentive Plan to increase the number of shares authorized for issuance thereunder from 400,000 to 800,000.

    4. To take action upon any other business that may properly come before the meeting or any adjournment thereof.

    Only shareholders of record shown on the books of the Company at the close of business on May 9, 1997, will be entitled to vote at the meeting or any adjournment thereof. Each shareholder is entitled to one vote per share on all matters to be voted on at the Annual Meeting.

    You are cordially invited to attend the Annual Meeting. Whether or not you plan to attend the Annual Meeting, please sign, date and return your Proxy in the return envelope provided as soon as possible. Your cooperation in promptly signing and returning your Proxy will help avoid further solicitation expense by the Company.

    This Notice, the Proxy Statement and the enclosed Proxy are sent to you by order of the Board of Directors.

                                          Marlene Travis

                                          PRESIDENT, CHIEF OPERATING OFFICER AND
                                          SECRETARY

Dated: May 19, 1997
Minneapolis, Minnesota

                          HEALTH RISK MANAGEMENT, INC.

                                ---------------

                                PROXY STATEMENT
                                      FOR
                      1997 ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD JUNE 17, 1997

                            ------------------------

                                  INTRODUCTION

    Your Proxy is solicited by the Board of Directors of Health Risk Management, Inc. (the "Company") for use at the 1997 Annual Meeting of Shareholders to be held on June 17, 1997, and at any adjournment thereof, for the purposes set forth in the attached Notice of Annual Meeting.

    The cost of soliciting Proxies, including preparing, assembling and mailing the Proxies and soliciting material, will be borne by the Company. Directors, officers and regular employees of the Company may, without compensation other than their regular compensation, solicit Proxies personally or by telephone. The Company also has retained Georgeson & Company, Inc., a firm that provides professional proxy soliciting services, to aid in the solicitation of proxies for a fee of approximately $7,000.00 and reimbursement of certain out-of-pocket expenses.

    Any shareholder giving a Proxy may revoke it at any time prior to its use at the Annual Meeting by giving written notice of such revocation to the Secretary or other officer of the Company or by filing a new written Proxy with an officer of the Company. Personal attendance at the Annual Meeting is not, by itself, sufficient to revoke a Proxy unless written notice of the revocation or a subsequent Proxy is delivered to an officer before the revoked or superseded Proxy is used at the Annual Meeting.

    Proxies not revoked will be voted in accordance with the choice specified by shareholders by means of the ballot provided on the Proxy for that purpose. Proxies which are signed but which lack any such specification will, subject to the following, be voted in favor of the proposals set forth in the Notice of Meeting and in favor of the slate of directors proposed by the Board of Directors and listed herein. If a shareholder abstains from voting as to any matter, then the shares held by such shareholder shall be deemed present at the Meeting for purposes of determining a quorum and for purposes of calculating the vote with respect to such matter, but shall not be deemed to have been voted in favor of such matter. Abstentions, therefore, as to any proposal will have the same effect as votes against such proposal. If a broker returns a "non-vote" proxy, indicating a lack of voting instruction by the beneficial holder of the shares and a lack of discretionary authority on the part of the broker to vote on a particular matter, then the shares covered by such non-vote shall be deemed present at the Meeting for purposes of determining a quorum but shall not be deemed to be represented at the Meeting for purposes of calculating the vote required for approval of such matter.

    The mailing address of the Company's principal executive office is 8000 West 78th Street, Minneapolis, Minnesota 55439. The Company expects that this Proxy Statement and the related Proxy and Notice of Annual Meeting will first be mailed to shareholders on or about May 19, 1997.

                      OUTSTANDING SHARES AND VOTING RIGHTS

    The Board of Directors of the Company has fixed May 9, 1997, as the record date for determining shareholders entitled to vote at the Annual Meeting. Persons who were not shareholders on such date will not be allowed to vote at the Annual Meeting. At the close of business on May 9, 1997, 4,465,726 shares of the Company's Common Stock, par value $.01, were issued and outstanding. Such $.01 par value Common Stock is the only outstanding class of stock of the Company. A quorum (a majority of the outstanding shares) must be represented at the meeting in person or by Proxy to transact business. Each share of Common Stock is entitled to one vote. Holders of the Common Stock are not entitled to cumulative voting rights in the election of directors.

              PRINCIPAL SHAREHOLDERS AND MANAGEMENT SHAREHOLDINGS

    The following table sets forth the number of shares of the Company's Common Stock beneficially owned by each person known to the Company to beneficially own more than 5% of the Company's Common Stock, by each of the Company's current directors and nominees for director, by each executive officer named in the Summary Compensation Table (on page 10), and by all of the Company's current directors and current executive officers as a group, as of May 9, 1997.

                                                                 NUMBER OF SHARES
                                                                   BENEFICIALLY      PERCENT OF
NAME OF DIRECTOR, EXECUTIVE OFFICER OR IDENTITY OF GROUP             OWNED(1)           CLASS
-------------------------------------------------------------  --------------------  -----------
NOLA, LLC ...................................................          293,565(2)          6.57%
  916 Sommerset Street
  Watchung, NJ 07060
Chiplease, Inc. .............................................          270,000(3)          6.05%
  640 N. LaSalle Street, Suite 300
  Chicago, IL 60610
Gary T. McIlroy, M.D. .......................................          305,205(4)          6.68%
  8000 West 78th Street
  Minneapolis, MN 55439
Marlene Travis ..............................................          351,039(5)          7.73%
  8000 West 78th Street
  Minneapolis, MN 55439
Thomas P. Clark..............................................           86,121(6)          1.92%
Adele M. Kimpell.............................................            7,000(7)         *
A. Charles Bredesen..........................................                0            *
Vance Kenneth Travis.........................................           12,000(8)         *
Ronald R. Hahn...............................................             9,500    (9)     *
Robert L. Montgomery.........................................            18,778     10)     *
Gary L. Damkoehler...........................................             1,267     11)     *
Raymond G. Schultze, M.D.....................................             1,267     12)     *
All Current Executive Officers and Current Directors as a
  Group (12 persons).........................................           816,127     13)      17.21 %

------------------------

 *  Less than one percent.

(1) Except as otherwise noted, each person or group named in the table has sole voting and investment power with respect to all shares of Common Stock listed opposite the name of such person or group. Shares not outstanding but deemed beneficially owned by virtue of the right of a person to acquire them as of May 9, 1997, or within 60 days of such date are treated as outstanding only when determining the amount and percent owned by such person or group named in the table.

(2) Includes 293,565 shares for which NOLA, LLC represents it has sole voting power and which was owned on May 1, 1997, the date of the most recent
    Schedule 13D received by the Company from such shareholder.

(3) Includes 270,000 shares for which Chiplease, Inc. represents it has sole voting power and which was owned on March 21, 1997, the date of the most recent Schedule 13D received by the Company from such shareholder.

(4) The number of shares set forth in the above table (i) includes 201,774 shares held by the Gary T. McIlroy Revocable Trust, for which Dr. McIlroy is grantor and trustee, (ii) includes 103,431 shares which Dr. McIlroy has the right to acquire upon exercise of options, (iii) excludes 75 shares beneficially owned by Dr. McIlroy's and Ms. Travis' adult children, and (iv) excludes the shares beneficially owned by Ms. Travis. Dr. McIlroy disclaims beneficial ownership of such excluded shares.

(5) The number of shares set forth in the above table (i) includes 272,688 shares held by the Marlene O. Travis Revocable Trust, for which Ms. Travis is grantor and trustee, (ii) includes 78,351 shares which Ms. Travis has the right to acquire upon exercise of options, (iii) excludes 75 shares beneficially owned by Ms. Travis' and Dr. McIlroy's adult children, and (iv) excludes the shares beneficially owned by Dr. McIlroy. Ms. Travis disclaims beneficial ownership of such excluded shares.

(6) Includes 55,000 shares held by Mr. Clark and 31,121 shares which Mr. Clark has the right to acquire upon exercise of options.

(7) Includes 7,000 shares which Ms. Kimpell has the right to acquire upon exercise of options.

(8) Includes 2,500 shares held by Mr. Travis and 9,500 shares which Mr. Travis has the right to acquire upon exercise of options.

(9) Includes 9,500 shares which Mr. Hahn has the right to acquire upon exercise of options.

(10) Includes 18,778 shares which Mr. Montgomery has the right to acquire upon exercise of options.

(11) Includes 1,267 shares which Mr. Damkoehler has the right to acquire upon exercise of options.

(12) Includes 1,267 shares which Mr. Schultze has the right to acquire upon exercise of options.

(13) Includes 538,412 shares held by the current officers and directors, and 277,715 shares that current executive officers and directors as a group have the right to acquire as of May 9, 1997, or within 60 days of such date, upon exercise of options.

                             ELECTION OF DIRECTORS
                                 (PROPOSAL #1)

    The Bylaws of the Company provide that the number of directors shall be determined by the Board of Directors. The Board of Directors has set such number at seven. The Company's Articles of Incorporation provide for the election of three classes of directors with terms staggered so as to require the election of only one class of directors each year. Only directors who are members of Class B will be elected at the Annual Meeting. The Class B directors will be elected to a three-year term and, therefore, will hold office until the Company's 2000 Annual Meeting of Shareholders and until their successors have been duly elected and qualified. The terms of Classes C and A continue until 1998 and 1999, respectively.

    The Board of Directors nominates Marlene Travis and Vance Kenneth Travis for election as the Class B directors. Each Proxy will be voted for each of such nominees unless the Proxy withholds a vote for one or more of the nominees. If any of the nominees should be unable to serve as a director by reason of death, incapacity or other unexpected occurrence, the Proxies solicited by the Board of Directors shall be voted by the proxy representatives for such substitute nominee as is selected by the Board, or, in the absence of such selection, for such fewer number of directors as results from such death, incapacity or other unexpected occurrence. The election of each Class B nominee requires the affirmative vote of the holders of the greater of (i) a majority of the voting power of the shares represented in person or by proxy at the Annual Meeting with authority to vote on such matter or (ii) a majority of the voting power of the minimum number of shares that would constitute a quorum for the transaction of business at the Annual Meeting.

    The following table provides certain information with respect to all directors of the Company:

                                              CURRENT POSITION(S)               PRINCIPAL OCCUPATION(S)                DIRECTOR
   NAME OF DIRECTOR (CLASS)          AGE          WITH COMPANY                   DURING PAST FIVE YEARS                  SINCE
-------------------------------      ---      --------------------  ------------------------------------------------  -----------
Gary T. McIlroy, M.D.                    56   Chairman of the       Chairman and Chief Executive Officer of the             1977
(Class C)                                       Board, Chief          Company since 1977. Dr. McIlroy is married to
                                                Executive Officer     Marlene Travis.
                                                and Director

Marlene Travis                           57   President, Chief      President of the Company since 1987 and Chief           1977
(Class B)                                       Operating Officer,    Operating Officer of the Company from 1987 to
                                                Secretary and         1992 and since June 1993; and Chief
                                                Director Nominee      Administrative Officer from 1992 to June 1993;
                                                                      Ms. Travis is married to Gary T. McIlroy, M.D.

Vance Kenneth Travis                     71   Director Nominee      Chairman of the Board of Triad International,           1984
(Class B)                                                             Inc., a plant engineering and project
                                                                      management operation for petro-chemical and
                                                                      refinery process plants located in Calgary,
                                                                      Alberta, Canada. Mr. Travis is Marlene Travis'
                                                                      uncle.

Ronald R. Hahn                           52   Director              Chairman and President, ESE Partners, LLC, a            1992
(Class C)                                                             venture capital management company, since 1996
                                                                      and President of Stroben & Hahn, Inc., a
                                                                      venture capital management company, since
                                                                      1981. Consultant regarding the U.S. healthcare
                                                                      industry to Union d'Etudes et
                                                                      d'Investissements ("UI"), the merchant banking
                                                                      subsidiary of Credit Agricole, principally
                                                                      from 1992 to 1995. Mr. Hahn currently also
                                                                      serves on the Board of Directors of Protein
                                                                      Databases, Inc., a publicly traded computer
                                                                      software company.

Robert L. Montgomery                     60   Director              President--Western Division of Sutter Health            1993
(Class C)                                                             since 1996 to present. Prior to this, he was
                                                                      President and Chief Executive Officer of Alta
                                                                      Bates Health System of Emeryville, California
                                                                      from 1989 to 1996, and from 1979 to March
                                                                      1983, a vertically integrated full service
                                                                      healthcare system.

Gary L. Damkoehler                       57   Director              Chairman, Chief Executive Officer and President         1996
(Class A)                                                             of JSA Healthcare Corporation of St.
                                                                      Petersburg, Florida since 1988, a direct
                                                                      provider of healthcare services.

                                              CURRENT POSITION(S)               PRINCIPAL OCCUPATION(S)                DIRECTOR
   NAME OF DIRECTOR (CLASS)          AGE          WITH COMPANY                   DURING PAST FIVE YEARS                  SINCE
-------------------------------      ---      --------------------  ------------------------------------------------  -----------
Raymond G. Schultze, M.D.                63   Director              Professor of Medicine at the UCLA School of             1996
(Class A)                                                             Medicine since 1978, Dr. Schultze served as
                                                                      Director of the UCLA Medical Center from 1980
                                                                      to 1995; and Administrative Vice Chancellor
                                                                      for the UCLA School of Medicine from 1986 to
                                                                      1992. Dr. Schultze currently serves as Vice
                                                                      Chair of the Academic Medical Center
                                                                      Consortium.

DIRECTOR FEES AND OPTIONS

    ANNUAL RETAINER AND MEETING FEES. All directors of the Company are reimbursed for expenses incurred by them in connection with attending meetings of the Board and performing duties as a director. Each nonemployee director receives an annual retainer of $12,500 and meeting fees as follows: $750 for each Board meeting attended; $500 ($650 for committee chairs) for each committee meeting attended unless the committee meeting is held in conjunction with a Board meeting; $500 for each meeting of the board of directors of a subsidiary of the Company that is attended; $500 for each Board meeting in which the nonemployee director participates by telephone; and $250 for each committee meeting in which the nonemployee director participates by telephone. A director of the Company may elect to receive the payment of his or her annual retainer, meeting fees and committee fees on a monthly basis or in one lump sum at the end of the fiscal year.

    DEFERRED COMPENSATION PLAN FOR DIRECTORS. The Board of Directors of the Company adopted the Deferred Compensation Plan for Directors, effective for fiscal 1994, and for all fiscal years thereafter until the Plan is terminated. Under the Deferred Compensation Plan, members of the Company's Board of Directors and members of the Board of any subsidiary may elect, prior to July 1 of any fiscal year, to defer the receipt of all or any portion of any annual retainer and meeting fees that may be payable to the director during the fiscal year for which the election is effective. The Deferred Compensation Plan is administered by the Compensation Committee. All amounts deferred by the director are credited to an account established for the director for accounting purposes only, and the amounts credited to such account generally accrue interest, compounded quarterly, at a rate equal to two percentage points above the Prime Rate. The Deferred Compensation Plan is and will remain unfunded, and the director will stand in the position of a general unsecured creditor of the Company with respect to all payments made pursuant to the Deferred Compensation Plan.

    DIRECTOR OPTIONS. Under the Amended and Restated 1992 Long-Term Incentive Plan, directors who are not employees of the Company are eligible for nonqualified stock options. As specified in the Plan, an option for 3,800 shares of the Company's Common Stock was granted to each nonemployee director who was serving on the Board on September 14, 1992, the date the Board originally adopted the Plan and is granted to each new nonemployee director on the date that such new director is first elected to the Board. All nonemployee directors will also receive an option for 1,900 shares of the Company's Common Stock at the end of each fiscal year during which such director continues to serve on the Board. The Board may, in its discretion, grant additional nonqualified stock options to nonemployee directors, subject to such terms and conditions as the Board may deem appropriate.

    In addition, a nonemployee director may elect in writing to receive a nonqualified stock option in lieu of all or any portion of the annual retainer and meeting fees to which such director may be entitled and which would otherwise be payable to such director during the fiscal year for which the election has been made. The number of shares subject to such option is determined by dividing the total dollar amount specified in the election by 25% of the fair market value of the Company's Common Stock as of the date the option is granted, which shall be the last day of the fiscal year for which the election has been made. Any election by the nonemployee director to receive a nonqualified stock option in lieu of annual retainer and meeting fees must be made prior to the date the option is granted.

    Except for options granted in lieu of retainer or meeting fees, the option price per share for all nonqualified stock options granted to nonemployee directors is generally the fair market value of a share of the Company's Common Stock as of the date such option is granted. The exercise price per share for all nonqualified stock options granted to nonemployee directors in lieu of retainer or meeting fees pursuant to the election described above equals 75% of the fair market value of a share of the Company's Common Stock as of the date such option is granted. All nonqualified stock options granted to the nonemployee directors ordinarily expire five years after the date they are granted, and become exercisable as to one-third of the shares subject to the option on each of the succeeding three anniversaries of the option grant.

                          COMMITTEE AND BOARD MEETINGS

    The Company's Board of Directors has an Audit Committee which reviews with the Company's independent auditors the annual financial statements and the results of the annual audit. The Audit Committee also is used to review potential conflict of interest situations involving related party transactions. The Audit Committee's current members are Mr. Damkoehler, Mr. Hahn, Mr. Montgomery and Mr. Travis. The Audit Committee met twice during fiscal 1996, which includes one (1) telephonic meeting.

    The Board also has a Compensation Committee which reviews and recommends the compensation to be paid to the Company's senior officers under the Company's management incentive plans. Mr. Hahn, Mr. Travis, Mr. Schultze and Mr. Montgomery are the current members of such Committee. During fiscal 1996, the Compensation Committee met twelve (12) times, which includes seven (7) telephonic meetings.

    The Company does not have a nominating committee. The functions which would be performed by a nominating committee are performed by the entire Board. Any shareholder who intends to make a nomination at an annual meeting must deliver, not less than fifty nor more than seventy-five days prior to the particular annual meeting, a notice to the Company's Corporate Secretary setting forth: the name and address of the shareholder who intends to make the nomination; the class and number of shares of stock of the Company which are beneficially owned by the shareholders; the name, age, business address and residence address of each nominee being proposed by the shareholder; the principal occupation or employment of each nominee; the class and number of shares of stock of the Company which are beneficially owned by each nominee; such other information concerning each nominee that would be required, under the rules of the Securities and Exchange Commission, in a proxy statement soliciting proxies for the election of such nominee; and a signed consent of each nominee to serve as a director of the Company if so elected. The Company may require any proposed nominee to furnish such other information as may reasonably be required by the Company to determine the eligibility of such proposed nominee to serve as a director of the Company.

    The Company's Board of Directors held five (5) meetings during fiscal 1996. Each director attended seventy-five percent or more of the total number of meetings of the Board of Directors and of committee(s) of which he or she was a member.

                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

    COMPENSATION COMMITTEE'S RESPONSIBILITY

    The Compensation Committee's (the "Committee") principal responsibility with respect to executive level compensation is to ensure the Company's executive compensation plans are aligned with and support the Company's business objectives. The Committee evaluates the overall design and administration of the plans in order to fulfill its responsibility. In addition, to enhance the objectivity and independence of the Committee, it is comprised entirely of outside directors.

    COMPENSATION PHILOSOPHY

    The primary elements of the executive officers' total compensation program are based on salary, annual incentives, and long-term incentives. The elements are designed to:

        (i) motivate executive officers to achieve strategic objectives which promote the future success of the Company and increase shareholder value;

        (ii) reward outstanding performance at the corporate, department, and individual levels;

       (iii) aid the Company in attracting and retaining executives capable of assuring the future success of the Company; and

        (iv) promote a pay-for-performance philosophy by placing a significant portion of the total compensation "at risk" while providing compensation opportunities which are comparable to market levels.

    Recent tax law changes may disallow deductions for compensation paid by a company to each of the company's named executives if the officer's compensation exceeds $1 million. Special rules apply for "performance-based" compensation, including compensation resulting from stock options. The Company intends to take steps as are necessary to comply with the deduction limits imposed by the new tax provisions.

    BASE SALARY

    Base salaries for certain executive officers are reviewed by the Committee on an annual basis. Each year the Committee assesses the executive employees' level of responsibility, experience, individual performance, accountabilities relative to other Company executives, and external market practices. Each year the Committee also reviews Company performance and recommends to the full Board the salary levels for the coming year, and the base salaries are adjusted accordingly. In fiscal 1996, base salaries for the chief executive and certain other executives were the same as fiscal 1995, which were generally toward the mid-point of base salary levels for comparable health care organizations. In fiscal 1996, the chief executive's base salary and certain other executives' base salaries were the same as fiscal 1995 because of a pay-for-performance philosophy for base compensation which places a significant portion of the total compensation "at risk" while providing compensation opportunities which are comparable to market levels. Other executives' salaries are reviewed annually and changed based on their performance and responsibilities.

    ANNUAL INCENTIVES

    EXECUTIVE INCENTIVE PLAN. The Company's Board of Directors has an Executive Incentive Plan which provides for the payment of annual incentive bonuses to certain executive employees. The Executive Incentive Plan is administered by the Compensation Committee, whose members are not eligible to participate in the Executive Incentive Plan.

    Generally, an executive employee does not earn a bonus under the Executive Incentive Plan unless specified revenue, net profit or other performance goals are met by the Company. The Compensation Committee sets a range of bonus levels based on the performance goals set for the year. The Committee determines the amount of such cash bonus that may be paid to an executive employee by applying a payment percentage that corresponds to such goals to the employee's salary at the beginning of the applicable fiscal year. The Committee may also use stock options if it believes that stock options will provide executive officers with appropriate incentives. Fiscal 1996 incentives included only cash bonuses. The actual payment of any cash bonus is made within thirty days after the calculation of the amount of such bonus from the table approved by the Committee which determines the amount payable to the employee.

    For fiscal 1996, the chief executive officer did not receive any stock options as an annual incentive. A cash bonus under the Plan of $13,510 was earned by the Chief Executive Officer.

    LONG-TERM INCENTIVES

    The Company may grant some executive level employees long-term awards, including stock options, performance awards, and restricted stock pursuant to the Long-Term Incentive Plan. The purpose of these awards are to:

        (i) focus executives on the achievement of performance objectives which enhance shareholder value;

        (ii) emphasize the importance of balancing present business needs and long-term goals critical to the future success of the Company; and

       (iii) attract and retain executives of superior ability.

    STOCK OPTIONS. Stock options allow the executives to purchase shares of the Company's common stock at an exercise price equal to the fair market value at the date of grant over a period of five years. Generally, one-third to one-fourth of the executive's option becomes exercisable within the first six to twelve months after grant with the remainder over a period ranging up to three or four years following the date of grant. During fiscal 1996, the Company entered into a new employment agreement with the chief executive officer, who received 33, 138 stock options at an exercise price of $8.00 per share under the 1990 Stock Option Plan on November 29, 1995.

    PERFORMANCE UNITS. The Compensation Committee authorized awards of performance units ("Units") in fiscal 1993 and fiscal 1994 that generally would have provided executive recipients with the opportunity to receive cash awards if the Company's financial goals and other business objectives were achieved over a three-year period.

    In fiscal 1995, the Committee determined that only annual cash incentives and stock options should be granted to executives to simplify their compensation program, canceled the Units previously awarded and decided that no additional Units should be granted under the Amended and Restated 1992 Long-Term Incentive Plan for the foreseeable future.

                                          Ronald R. Hahn, CHAIRPERSON
                                          V. Kenneth Travis
                                          Robert L. Montgomery
                                          Raymond G. Schultze, M.D.

EMPLOYMENT AGREEMENTS

    The Company has an Employment Agreement, dated June 20, 1996, with Gary T. McIlroy, M.D. whereby Dr. McIlroy will continue to serve as Chief Executive Officer with the term continuing indefinitely unless terminated under the terms of the Agreement. Dr. McIlroy received a base salary for fiscal 1996 of $278,000 (subject to increase upon annual review by the Compensation Committee of the Board) and is eligible to receive an annual incentive bonus under the Executive Incentive Plan. The Employment Agreement is terminable by the Company for cause, in which case the Company is obligated to pay only Dr. McIlroy's accrued base salary and a portion of annual incentive bonus for the fiscal year in which his termination occurs. The Agreement is also terminable by the Company upon thirty
(30) days written notice, without cause, in which case the Company is obligated to (i) pay the then-current annualized base salary and provide health, dental, life and other benefits for a twenty-four month period; (ii) pay out-placement services; (iii) pay a portion of any annual incentive bonus for the fiscal year in which his termination occurs; and (iv) transfer all cash value and life insurance policies owned by the Company to Dr. McIlroy. In the event Dr. McIlroy resigns for "good reason" or within twelve (12) months after a "change of control" of the Company, the Company is obligated to make all of the payments and provide all of the benefits described in the preceding sentence, and shall accelerate the vesting of all stock options which shall then remain exercisable until the options expire. The Agreement also addresses the benefits payable and the treatment of the life insurance policies owned by the Company upon termination for death or disability and, in the event of disability, provides for supplemental disability payments and health, dental and life benefits for a twelve (12) month period.

    The Company also has a Split Dollar Agreement, dated June 5, 1991, which requires the Company to pay the premiums on a life insurance policy owned by Dr. McIlroy (or his assignee) and which requires repayment to the Company of either the premiums paid or the policy's accumulated cash surrender value, whichever is greater, upon Dr. McIlroy's death or termination of employment. Under the Employment Agreement, if Dr. McIlroy's employment is terminated without cause or within twelve (12) months after a "change of control" of the Company, or if Dr. McIlroy resigns for "good reason," the repayment obligations under the Split Dollar Agreement cease and the Company must release any collateral assignment in the life insurance policy.

    The Company has an Employment Agreement, dated June 21, 1996, with Marlene Travis whereby Ms. Travis will continue to serve as President and Chief Operating Officer with the term continuing indefinitely unless and until terminated under the terms of the Agreement. Ms. Travis received a base salary for fiscal 1996 of $222,000 (subject to increase upon annual review by the Chief Executive Officer) and is eligible to receive an annual incentive bonus under the Executive Incentive Plan. The Employment Agreement is terminable by the Company for cause, in which case the Company is obligated to pay only Ms. Travis' accrued base salary and a portion of any annual incentive bonus for the fiscal year in which her termination occurs. The Agreement is also terminable by the Company upon thirty (30) days written notice, without cause, in which case the Company is obligated to (i) pay the then-current annualized base salary and provide health, dental, life and other benefits for a twenty-four (24) month period; (ii) pay out-placement services; (iii) pay a portion of any annual incentive bonus for the fiscal year in which her termination occurs; and (iv) transfer all cash value and life insurance policies owned by the Company to Ms. Travis. In the event Ms. Travis resigns for "good reason" or within twelve (12) months after a "change of control" of the Company, the Company is obligated to make all of the payments and provide all of the benefits described in the preceding sentence and shall accelerate the vesting of all stock options which shall then remain exercisable until the options expire. The Agreement also addresses the benefits payable and the treatment of the life insurance policies owned by the Company upon termination for death or disability and, in the event of disability, provides for supplemental disability payments and health, dental and life benefits for a twelve (12) month period.

    The Company also has a Split Dollar Agreement, dated June 5, 1991, which requires the Company to pay the premiums on a life insurance policy owned by Ms. Travis (or her assignee) and which requires repayment to the Company of either the premiums paid or the policy's accumulated cash surrender value, whichever is greater, upon Ms. Travis' death or termination of employment. Under the Employment Agreement, if Ms. Travis' employment is terminated without cause or within twelve (12) months after a "change of control" of the Company, or if Ms. Travis resigns for "good reason," the repayment obligations under the Split Dollar Agreement cease and the Company must release any collateral assignment in the life insurance policy.

    The Company has an Employment Agreement dated June 21, 1996, with Thomas P. Clark whereby Mr. Clark will continue to serve as Chief Financial Officer, with the term continuing indefinitely unless and until terminated under the terms of the Agreement. Mr. Clark received an annual base salary for fiscal 1996 of $167,500 (subject to increase upon annual review by the Chief Executive Officer) and is eligible to receive an annual incentive bonus under the Executive Incentive Plan. The Employment Agreement is terminable by the Company for cause, in which case the Company is obligated to pay only Mr. Clark's accrued base salary and a portion of any annual incentive bonus for the fiscal year in which his termination occurs. The Agreement is also terminable by the Company upon thirty (30) days written notice, without cause, in which case the Company is obligated to (i) pay the then-current annualized base salary and provide health, dental, life and other benefits for a twenty-four (24) month period; (ii) pay out-placement services; (iii) pay a portion of any annual incentive bonus for the fiscal year in which his termination occurs; and (iv) transfer all cash value and life insurance policies paid by the Company to Mr. Clark. In the event Mr. Clark resigns for "good reason" or within twelve (12) months after a "change of control" of the Company, the Company is obligated to make all of the payments and provide all of the benefits described in the preceding sentence and shall accelerate the vesting of all stock options which shall then remain exercisable until the options expire. The Agreement also addresses the benefits payable and the treatment of the life insurance policies owned by the Company upon termination for death or disability and, in the event of disability, provides for supplemental disability payments and health, dental and life benefits for a twelve (12) month period.

    The Company also has a Split Dollar Agreement, dated September 19, 1991, which requires the Company to pay the premiums on a life insurance policy owned by Mr. Clark (or his assignee) and which requires repayment to the Company of either the premiums paid or the policy's accumulated cash surrender value, whichever is greater, upon Mr. Clark's death or termination of employment. Under the Employment Agreement, if Mr. Clark's employment is terminated without cause or within twelve (12) months after a "change of control" of the Company, or if Mr. Clark resigns for "good reason," the repayment obligations under the Split Dollar Agreement cease and the Company must release any collateral assignment in the life insurance policy.

    The Company had an employment letter agreement dated July 13, 1995, with A. Charles Bredesen whereby Mr. Bredesen formerly was employed to serve as President of the Company's Managed Care Division. The letter agreement set forth Mr. Bredesen's initial compensation as reflected in the Summary Compensation Table below and provided for severance equal to six months of base salary if the Company terminated his employment.

SUMMARY COMPENSATION TABLE

    The following table sets forth the cash and noncash compensation for each of the last three fiscal years of the Company's Chief Executive Officer and the four other highest paid executive officers of the Company whose salary and bonus for fiscal 1996 exceeded $100,000.

                                                                                           LONG-TERM COMPENSATION
                                                                                ---------------------------------------------
                                                                                            AWARDS
                                            ANNUAL COMPENSATION(1)              ------------------------------
                                ----------------------------------------------                    SECURITIES
                                                                 OTHER ANNUAL     RESTRICTED      UNDERLYING
NAME AND POSITION                 YEAR      SALARY      BONUS    COMPENSATION    STOCK AWARDS       OPTIONS     LTIP PAYOUTS
------------------------------  ---------  ---------  ---------  -------------  ---------------  -------------  -------------
Gary T. McIlroy, M.D. ........       1996  $ 278,000  $  13,510    $   9,395(10)            0         33,138(3)   $       0
  Chairman & CEO                     1995  $ 278,000          0(2)       9,395(10)            0        4,000(2)           0
                                     1994    278,000          0(2)       9,395(10)            0       16,000(4)           0
                                                                                                      30,000(9)
                                                                                                       4,000(2)
                                                                                                      16,000(4)

Marlene Travis ...............       1996    222,000     13,510        9,395(10)            0         23,298(3)           0
  President & COO                    1995    222,000          0(2)       9,395(10)            0        3,500(2)           0
                                     1994    222,000          0(2)       9,395(10)            0       12,000(4)           0
                                                                                                      25,000(9)
                                                                                                       3,000(2)
                                                                                                      12,000(4)

Thomas P. Clark ..............       1996    167,500     11,580       10,460(10)            0         17,759(3)           0
  CFO                                1995    167,500          0(2)      10,460(10)            0        3,000(2)           0
                                     1994    167,500          0(2)      10,460(10)            0       12,000(4)           0
                                                                                                      20,000(9)
                                                                                                       3,000(2)
                                                                                                      12,000(4)

A. Charles Bredesen ..........       1996    210,289          0        5,608(10)            0              0              0
  Former President, Managed
  Care Division

Adele M. Kimpell .............       1996    128,169      6,000            0               0           5,000(3)           0
  Sr. V.P., Health Plan              1995    106,795      6,000            0               0           2,000(2)           0
  Operations                         1994     90,942          0            0               0           2,000(2)           0


                                  ALL OTHER
NAME AND POSITION               COMPENSATION
------------------------------  -------------
Gary T. McIlroy, M.D. ........    $  22,655(6)
  Chairman & CEO                     23,127(6)
                                     22,923(6)

Marlene Travis ...............       19,655(7)
  President & COO                    19,943(7)
                                     19,716(7)

Thomas P. Clark ..............        8,655(8)
  CFO                                 8,388(8)
                                      8,174(8)

A. Charles Bredesen ..........        2,655(5)
  Former President, Managed
  Care Division
Adele M. Kimpell .............        1,882(5)
  Sr. V.P., Health Plan               1,796(5)
  Operations                          1,322(5)

------------------------------

(1) Does not include the payment of professional and monthly club dues, group term life insurance, and other personal benefits, the aggregate amount of which was less than 10% of the individual's listed compensation.

(2) Stock options were issued under the Amended and Restated 1992 Long-Term Incentive Plan in lieu of cash bonus under the annual Executive Incentive Plan and are fully exercisable.

(3) Stock options were issued under the 1990 Stock Option Plan, and become exercisable in annual increments of one-fourth per year.

(4) Stock options were issued under the Amended and Restated 1992 Long-Term Incentive Plan and become exercisable in annual increments of one-third per year.

(5) The Company matching contribution under its 401(k) Salary Savings Plan.

(6) The amount reflected includes $2,923, $3,127 and $2,655 as Company matching contributions under its 401(k) Salary Savings Plan or other retirement payments for fiscal 1994, 1995 and 1996, respectively, and $20,000 per year for the total premiums paid by the Company on the life insurance policy covered by the Split-Dollar Agreement referred to above in "Employment Agreements" for fiscal 1994, 1995 and 1996 respectively.

(7) The amount reflected includes $2,716, $2,943 and $2,655 as Company matching contributions under its 401(k) Salary Savings Plan or other retirement payments for fiscal 1994, 1995 and 1996, respectively, and $17,000 per year for the total premiums paid by the Company on the life insurance policy covered by the Split-Dollar Agreement referred to above in "Employment Agreements" for fiscal 1994, 1995 and 1996, respectively.

(8) The amount reflected includes $2,174, $2,388 and $2,655 as Company matching contributions under its 401(k) Salary Savings Plan or other retirement payments for fiscal 1994, 1995 and 1996, respectively, and $6,000 per year for the total premiums paid by the Company on the life insurance policy covered by the Split-Dollar Agreement referred to above in "Employment Agreements" for fiscal 1994, 1995 and 1996, respectively.

(9) Stock options were issued to Dr. McIlroy, Ms. Travis and Mr. Clark, for 30,000, 25,000 and 20,000 shares, respectively, in lieu of performance unit awards for fiscal 1995, cancellation of performance unit awards for fiscal 1994 and fiscal 1993 issued under the 1992 Long-Term Incentive Plan, and cancellation of stock options issued in fiscal 1993 of 27,643, 19,588 and 15,827, respectively, which were originally issued in lieu of a cash bonus. One-half of these stock options became exercisable on August 1, 1995, and one-half became exercisable on August 1, 1996.

(10) Includes auto allowance and medical coverage.

    The following two stock option tables summarize option grants and exercises during fiscal 1996 for the Chief Executive Officer and other named executive officers, and the values of options granted during fiscal 1996 and held by such persons at June 30, 1996.

                       STOCK OPTION GRANTS IN FISCAL 1996

                                                                                                  POTENTIAL REALIZABLE VALUE
                                                                                                  AT ASSUMED ANNUAL RATES OF
                                                                                                 STOCK PRICE APPRECIATION FOR
                                                         INDIVIDUAL GRANTS                                OPTION TERM
                                      --------------------------------------------------------  -------------------------------
                                        NUMBER OF
                                       SECURITIES      % OF TOTAL                                      5%(2)           10%(2)
                                       UNDERLYING    OPTIONS GRANTED                            --------------------  ---------
                                         OPTIONS     TO EMPLOYEES IN  EXERCISE OR  EXPIRATION     STOCK                 STOCK
NAME                                     GRANTED       FISCAL YEAR    BASE PRICE     DATE(1)      PRICE      GAIN       PRICE
------------------------------------  -------------  ---------------  -----------  -----------  ---------  ---------  ---------
Gary T. McIlroy, M.D................       33,138            23.8%     $    8.00     11/28/00   $   10.21  $  73,235  $   12.88
Marlene Travis......................       23,298            16.7%     $    8.00     11/28/00   $   10.21  $  51,489  $   12.88
Thomas P. Clark.....................       17,759            12.8%     $    8.00     11/28/00   $   10.21  $  39,247  $   12.88
A. Charles Bredesen.................            0               0%     $       0       --       $       0  $       0  $       0
Adele M. Kimpell....................        5,000             3.6%     $    8.00     11/28/00   $   10.21  $  11,050  $   12.88


NAME                                    GAIN
------------------------------------  ---------
Gary T. McIlroy, M.D................  $ 161,713
Marlene Travis......................  $ 113,694
Thomas P. Clark.....................  $  86,664
A. Charles Bredesen.................  $       0
Adele M. Kimpell....................  $  24,400

------------------------------

(1) One-fourth of the stock options granted as a long-term incentive to Dr. McIlroy, Ms. Travis, Mr. Clark, and Ms. Kimpell became exercisable six months after November 29, 1995, the date of grant, and one fourth of the stock options become exercisable on the next three anniversaries of the date of grant. Under the terms of the 1990 Stock Option Plan, the Board may provide for the protection of all optionees to whom options have been granted in the event of a merger, liquidation, reorganization or similar transaction.

(2) The stock price is calculated using a 5% and 10% rate of appreciation (solely for illustrative purposes) for the term of the option, compounded annually. The gain is the difference between the resulting illustrative compounded stock price and the exercise price times the number of options granted.

  AGGREGATED OPTION EXERCISES IN FISCAL 1996 AND FISCAL YEAR-END OPTION VALUE

                                                                   NUMBER OF SECURITIES
                                                                  UNDERLYING UNEXERCISED    VALUE OF UNEXERCISED
                                          SHARES                    OPTIONS AT FISCAL       IN-THE-MONEY OPTIONS
                                        ACQUIRED ON     VALUE            YEAR-END           AT FISCAL YEAR-END(1)
NAME                                     EXERCISES    REALIZED   EXERCISABLE/UNEXERCISABLE EXERCISABLE/UNEXERCISABLE
-------------------------------------  -------------  ---------  ------------------------  -----------------------
Gary T. McIlroy, M.D.................       --           --           74,813/45,187           $170,446/$133,301

Marlene Travis.......................       --           --           56,026/33,974           $128,013/$101,435

Thomas P. Clark......................       20,000    $  57,500       47,681/27,319           $107,617/$82,298

A. Charles Bredesen..................            0    $       0            0/0                      $0/$0

Adele M. Kimpell.....................        5,000    $  28,000        5,750/3,750              $5,875/$9,375

------------------------

(1) Market value of underlying securities at June 30, 1996 ($10.50, the closing price of the Common Stock) minus the exercise price.

PERFORMANCE GRAPH

    Set forth below are line graphs comparing the Company's cumulative total shareholder return on the Company's Common Stock, from June 30, 1991, through June 30, 1996, with the cumulative total return of The NASDAQ Market Index (U.S. Companies) and of the selected peer group (the "SIC Peer Group Index"). The SIC Peer Group Index includes all NASDAQ companies which are in the same three-digit SIC ("Standard Industrial Classification") labeled 632--Accident and Health Insurance and Medical Service Plans.

                                    [CHART]

    The NASDAQ Market Index and SIC Peer Group Index is provided by Media General Financial Services. The Peer Group includes the following companies:
Aetna, Inc.; AFLAC Incorporated; American Travelers Corp.; Compdent Corporation; Emphesys Financial Group; Employee Benefits Plans, Inc.; Everest Reinsurance Hld.; First Commonwealth of America; Foundation Health Corporation; Health Power, Inc.; Health Risk Management, Inc.; Healthplex, Inc.; Healthsource, Inc.; Healthwise of America; Humana, Inc.; Managed Care Solutions; Maxicare Health Plans; Medical Control, Inc.; Mid Atlantic Medical Services, Inc.; Oxford Health Plans, Inc.; Pacific Physician Services; Pacificare Health Services, Inc.; Paul Revere Corporation; Penncorp Financial Group; Physicians Health Services; Pioneer Financial Services, Inc.; Provident Life and Accident Insurance Company; RightChoice Managed Care; Safeguard Health Enterprises; Sierra Health Services, Inc.; Southwestern Life Corporation; Torchmark Corporation; Transamerica Corporation; TransNational RECPCLA; U.S. Healthcare, Inc.; Union American Holding; United American Healthcare; United Dental Care, Inc.; United Healthcare Corporation; United Wisconsin Services; Unum Corporation; Value Health, Inc.; Vesta Insurance Group; Washington National CP; and Westbridge Capital Corp.

               COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

    Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "SEC"). Such forms include: Form 3, due within 10 days after becoming an officer, director or greater than ten-percent shareholder; Form 4, due within 10 days after any calendar month during which a reportable transaction occurred; and Form 5 due within 45 days after the end of the fiscal year. Officers, directors and greater than ten-percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

    Based on its review of the copies of such forms received by it, or written representations from certain reporting persons that no Forms 5 were required for those persons, the Company believes that, during the period from July 1, 1995 through June 30, 1996, all Section 16(a) filing requirements applicable to its current and former officers, directors, and greater than ten-percent shareholders were complied with.

               RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS
                                 (PROPOSAL #2)

    The Company's Board of Directors, upon recommendation of its Audit Committee, has selected Ernst & Young LLP as independent auditors of the Company for the current fiscal year ending June 30, 1997. Ernst & Young LLP has acted as the Company's independent auditors since fiscal 1985. Although it is not required to do so, the Board wishes to submit the selection of Ernst & Young LLP for shareholders' ratification at the 1997 Annual Meeting. If the selection is not ratified, the Board will reconsider its selection.

    A representative of Ernst & Young LLP is expected to be present at the 1997 Annual Meeting and will be given an opportunity to make a statement if so desired. Such representative is also expected to be available to respond to appropriate questions at the Meeting.

                        APPROVAL OF AMENDED AND RESTATED
                         1992 LONG-TERM INCENTIVE PLAN
                                 (PROPOSAL #3)

    On September 14, 1992, the Board adopted the 1992 Long-Term Incentive Plan, which was approved by the shareholders on November 19, 1992. The Board of Directors recently adopted the Amended and Restated 1992 Health Risk Management 1992 Long-Term Incentive Plan (the "Amended and Restated

Plan" or "Plan") to clarify a number of administrative provisions, incorporate recent changes in Section 16(b) of the Securities Exchange Act of 1934, and, subject to approval by the Company's shareholders, increase the number of shares of Common Stock reserved for issuance pursuant to the Amended and Restated Plan from 400,000 shares to 800,000 shares.

    The Board believes that the Amended and Restated Plan has been, and will continue to be, important for attracting, retaining and providing incentives for those officers, directors and key employees upon whose judgment, initiatives and efforts the Company is largely dependent for the successful conduct of its business. If the increase in the number of shares of Common Stock reserved for issuance pursuant to the Amended and Restated Plan is not approved by the shareholders, the number of shares reserved shall remain at 400,000 shares, but all other provisions of the Amended and Restated Plan shall remain in effect.

DESCRIPTION OF AMENDED AND RESTATED 1992 LONG-TERM INCENTIVE PLAN

    A general description of the material features of the Amended and Restated Plan, as amended, follows, but this description is qualified in its entirety by reference to the full text of the Plan, a copy of which may be obtained without charge upon request to the Company's Chief Financial Officer.

    GENERAL. Under the Amended and Restated Plan, the Compensation Committee may award nonqualified or incentive stock options, restricted stock and performance units to those officers and employees of the Company (including its subsidiaries and affiliates) whose performance, in the judgment of the Compensation Committee, can have a significant effect on the success of the Company. In addition, as described below, nonemployee directors are also eligible for the grant of nonqualified stock options.

    SHARES AVAILABLE. Assuming the shareholders approve the proposed increase in the number of shares reserved, a total of 800,000 shares of the Company's Common Stock will have been made available for issuance pursuant to prior and future option grants, restricted stock awards and performance units under the Amended and Restated Plan. If any options or restricted stock awards granted under the Plan expire or terminate prior to exercise, the shares subject to that portion of the option or restricted stock award are available for subsequent grants.

    The total number of shares and the exercise price per share of Common Stock that may be issued pursuant to outstanding stock options, restricted stock awards or performance units are subject to adjustment by the Board of Directors upon the occurrence of stock dividends, stock splits or other recapitalizations, or because of mergers, consolidations, reorganizations or similar transactions in which the Company receives no consideration. The Board may also provide for the protection of optionees or recipients of restricted stock awards and performance units in the event of a merger, liquidation, reorganization, divestiture (including a spin-off) or similar transaction.

    ADMINISTRATION AND TYPES OF AWARDS. With the exception of the nonemployee director stock options described above in "Director Fees and Options," the features of which are established by the Board and certain provisions of the Amended and Restated Plan, the Plan is administered by the Compensation Committee of the Board of Directors, which shall generally consist of at least two "nonemployee" directors (as defined in Rule 16b-3, or any successor provision, of the General Rules and Regulations under the Securities Exchange Act of 1934). The Committee has broad powers to administer and interpret the Amended and Restated Plan, including the authority: (i) to establish rules for the administration of the Plan; (ii) to select the participants in the Plan;
(iii) to determine the types of awards to be granted and the number of shares covered by such awards; and (iv) to set the terms and conditions of such awards. All determinations and interpretations of the Committee are binding on all interested parties.

    OPTIONS. Options granted under the Amended and Restated Plan may be either "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code ("I.R.C.") or "nonqualified" stock options that do not qualify for special tax treatment under Section 422 or similar provisions of the I.R.C. No incentive stock option may be granted with a per share exercise price less than the fair market value of a share of the underlying Common Stock on the date the incentive stock option is granted. The per share exercise price for nonqualified stock options granted under the Amended and Restated Plan also will not generally be less than the fair market value of a share of the Company's Common Stock on the date the nonqualified stock option is granted. The closing sale price of a share of the Company's Common Stock was $11.875 on May 13, 1997. The exercise price generally must be paid in cash unless the Committee permits payment in shares of Common Stock.

    An incentive or nonqualified stock option will generally expire five years after the date it is granted, and will ordinarily become exercisable as to one-third of the shares on each of the three succeeding anniversaries of the date of grant. The Committee may, in its discretion, modify or impose additional restrictions on the term or exercisability of an option. The Committee may also determine the effect than an optionee's termination of employment with the Company or a subsidiary may have on the exercisability of such option. Except for the annual grants of nonqualified stock options to nonemployee directors described above, the grants of stock options under the Amended and Restated Plan are subject to the Compensation Committee's discretion. Consequently, future grants to eligible optionees cannot be determined at this time.

    Nonemployee directors of the Company are also eligible for nonqualified stock options. As specified in the Amended and Restated Plan, and as more fully described above, an option for 3,800 shares of the Company's Common Stock is granted to each new nonemployee director when such new director is first elected to the Board. Each nonemployee director is also granted an option for 1,900 shares of the Company's Common Stock at the end of each fiscal year during which such director continues to serve on the Board. A nonemployee director may also elect to receive a nonqualified stock option in lieu of all or any portion of such director's annual retainer and meeting fees. The Board may, in its discretion, grant additional nonqualified stock options to nonemployee directors, subject to such terms and conditions as the Board may deem appropriate.

    Following a "change of control termination," as described below, all options granted under the Amended and Restated Plan, including nonqualified stock options granted to nonemployee directors, will become immediately exercisable. In certain circumstances, nonqualified stock options may be transferred to a member of the optionee's family, a trust for the benefit of such immediate family members or a partnership in which such family members are the only partners. Incentive stock options cannot be transferred by the optionee except by will or by the laws of descent and distribution.

    RESTRICTED STOCK AWARDS AND PERFORMANCE UNITS. The Committee is also authorized to grant awards of restricted stock and performance units. Each restricted stock award granted under the Amended and Restated Plan shall be for a number of shares as determined by the Committee, and the Committee, in its discretion, may also establish continued employment, vesting or other conditions that must be satisfied for the restrictions on the transferability of the shares and the risks of forfeiture to lapse. Performance units generally provide recipients with the opportunity to receive cash awards if the Company's financial goals or other business objectives are achieved over specified performance periods. Currently, no restricted stock or performance unit awards are outstanding under the Amended and Restated Plan. Because future grants of restricted stock awards and performance units are subject to the discretion of the Committee, future awards to eligible participants cannot be determined at this time.

    CHANGE OF CONTROL PROVISIONS. Following a "change of control termination," generally all options granted under the Amended and Restated Plan will become immediately exercisable and all restrictions on restricted stock awards, if any, will lapse. Within 30 days following a change of control termination, a participant in the Amended and Restated Plan may require the Company to purchase any shares of stock awarded to the participant under the Plan as to which the restrictions on transfer lapsed because of the change of control termination. The purchase price will equal the fair market value of the shares on the day prior to the "change of control." These provisions also provide that all change of control compensation to a participant or nonemployee director must be less than the amount which would be considered a

"parachute payment" under Section 280G of the I.R.C. To the extent that change of control compensation would exceed this amount, the participant or nonemployee director must designate which payments would be reduced or eliminated so as to avoid receipt of a parachute payment.

    For purposes of these provisions, a "change of control termination" refers to one of the following if it occurs within two years after a "change of control" of the Company: (i) termination of the participant's employment by the Company for reasons other than a willful failure to perform his or her employment duties or conduct constituting a felony involving moral turpitude;
(ii) the participant terminates employment with the Company for "good reason;" or (iii) for nonemployee directors, the termination of the individual's status as a director. "Good reason" is generally defined as an adverse change in the participant's responsibilities, authority, compensation or working conditions, or a material breach of an employment agreement by the Company. "Change of control" is defined as (i) a merger or consolidation involving the Company if less than 50% of the Company's voting stock after the business combination is held by persons who were shareholders before the business combination; (ii) a sale of the assets of the Company substantially as an entirety; (iii) ownership by a person or group of at least 20% of the Company's voting securities; (iv) approval by the shareholders of a plan for the liquidation of the Company; and
(v) certain changes in the composition of the Company's Board of Directors.

    AMENDMENT. The Board of Directors or the Committee may terminate or amend the Amended and Restated Plan at any time prior to a "change of control," except that the terms of option or award agreements then outstanding may not be adversely affected without the consent of the individual. After a change of control, neither the Board of Directors nor the Committee may terminate or amend the Amended and Restated Plan to deny participants the change of control benefits stated in the Plan. Neither the Board of Directors nor the Committee may amend the Amended and Restated Plan to materially increase the total number of shares of Common Stock available for issuance under the Plan, materially increase the benefits accruing to any individual or materially modify the requirements for eligibility to participate in the Plan without the approval of the Company's shareholders if such approval is required to comply with the I.R.C. or other applicable laws or regulations.

FEDERAL INCOME TAX MATTERS

    OPTIONS. "Nonqualified" stock options granted under the Amended and Restated Plan are not intended to and do not qualify for favorable tax treatment available to "incentive" stock options under I.R.C. Section 422. Generally, no income is taxable to the optionee (and the Company is not entitled to any deduction) upon the grant of a nonqualified stock option. When a nonqualified stock option is exercised, the optionee generally must recognize compensation taxable as ordinary income equal to the difference between the option price and the fair market value of the shares on the date of exercise. The Company normally will receive a deduction equal to the amount of compensation the optionee is required to recognize as ordinary income and must comply with applicable tax withholding requirements.

    "Incentive" stock options granted under the Amended and Restated Plan are intended to qualify for favorable tax treatment under I.R.C. Section 422. Under
Section 422, an optionee realizes no taxable income when an incentive stock option is granted. Further, the optionee generally will not realize any taxable income when the incentive stock option is exercised if he or she has at all times from the date of the option's grant until three months before the date of exercise been an employee of the Company. The Company ordinarily is not entitled to any deduction upon the grant or exercise of an incentive stock option. Certain other favorable tax consequences may be available to the optionee if he or she does not dispose of the shares acquired upon the exercise of an incentive stock option for a period of two years from the granting of the option and one year from the receipt of the shares.

    RESTRICTED STOCK AWARDS. Generally, no income is taxable to the recipient of a restricted stock award in the year that the award is granted. Instead, the recipient will recognize compensation taxable as ordinary income equal to the fair market value of the shares in the year in which the transfer restrictions lapse, including any lapse due to a "change of control termination" described above. Alternatively, if the recipient makes a "Section 83(b)" election, the recipient will, in the year that the restricted stock award is granted, recognize compensation taxable as ordinary income equal to the fair market value of the shares on the date of the award. The Company normally will receive a deduction equal to the amount of compensation the recipient is required to recognize as ordinary taxable income, and must comply with applicable tax withholding requirements.

    PERFORMANCE UNIT AWARDS. A recipient of performance units will recognize compensation taxable as ordinary income at the time the recipient receives payment, whether in cash or stock, equal to the value of the units. The Company normally will receive a deduction equal to the amount of compensation the recipient is required to recognize as ordinary taxable income, and must comply with applicable tax withholding requirements.

NEW PLAN BENEFITS

    The Company's management and Board of Directors believe that the Amended and Restated Plan will enable the Company to continue to attract and retain a strong management and employee base, and will further link key employees to and reward them for increases in shareholder value. The table below shows the total number of stock options that have been received by the following individuals and groups under the Plan:

                              AMENDED AND RESTATED
                         1992 LONG-TERM INCENTIVE PLAN

                                                                             TOTAL NUMBER OF
                                                                                 OPTIONS
NAMES AND TYPES OF AWARDS                                                      RECEIVED(1)
--------------------------------------------------------------------------  ------------------
Gary T. McIlroy, M.D. ....................................................          52,862
  Chairman and CEO
Marlene Travis ...........................................................          38,202
  President and COO
Thomas P. Clark ..........................................................          34,241
  CFO
A. Charles Bredesen ......................................................               0
  Former President, Managed Care Division
Adele M. Kimpell .........................................................           6,500
  Sr. Vice President, Health Plan Operations
Current Executive Group...................................................         149,305
Current Non-Executive Director Group......................................          61,197
Current Non-Executive Officer Employee Group..............................          66,650

------------------------

(1) This table reflects the total number of stock options granted in prior fiscal years and to date in the current 1997 fiscal year.

    Because future grants and awards under the Amended and Restated Plan are subject to the Compensation Committee's discretion or the non-employee director's reelection to the Board, the future benefits or amounts that may be received by these individuals or groups under the Plan cannot be determined at this time.

VOTE REQUIRED

    THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" APPROVAL OF THE INCREASE IN THE SHARES RESERVED UNDER THE AMENDED AND RESTATED 1992 LONG-TERM INCENTIVE PLAN. Approval of such increase requires the affirmative vote of the greater of (i) a majority of the voting power of the shares represented in person or by proxy at the 1997 Annual Meeting with authority to vote on such matter or (ii) a majority of the voting power of the minimum number of shares that would constitute a quorum for the transaction of business at the Annual Meeting.

                                 OTHER BUSINESS

    The Board of Directors knows of no other matters to be presented at the 1997 Annual Meeting. If any other matter does properly come before the Meeting, the appointees named in the Proxies will vote the Proxies in accordance with their best judgment.

                             SHAREHOLDER PROPOSALS

    Any appropriate proposal submitted by a shareholder of the Company and intended to be presented at the 1998 Annual Meeting of Shareholders must be received by the Company by August 29, 1997, to be includable in the Company's proxy statement and related proxy for the 1998 Annual Meeting of Shareholders.

                                 ANNUAL REPORT

    A copy of the Company's Annual Report, which contains its Form 10-K Report and financial statements, together with a letter to shareholders for the fiscal year ended June 30, 1996, accompanies, or has been furnished prior to, this Notice of Annual Meeting and Proxy Statement. No part of such Reports is incorporated herein or is to be considered proxy soliciting material.

    THE COMPANY WILL FURNISH WITHOUT CHARGE A COPY OF ITS ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED JUNE 30, 1996, TO ANY SHAREHOLDER OF THE COMPANY UPON WRITTEN REQUEST. REQUESTS SHOULD BE SENT TO CHIEF FINANCIAL OFFICER, HEALTH RISK MANAGEMENT, INC., 8000 WEST 78TH STREET, MINNEAPOLIS, MINNESOTA 55439. SUCH REQUESTS SHOULD INCLUDE A REPRESENTATION THAT THE SHAREHOLDER WAS THE BENEFICIAL OWNER OF SHARES OF COMMON STOCK ON MAY 9, 1997, THE RECORD DATE FOR THE 1997 ANNUAL MEETING OF SHAREHOLDERS.

Dated: May 19, 1997
Minneapolis, Minnesota

                          HEALTH RISK MANAGEMENT, INC.
                                     PROXY
                    FOR 1997 ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD JUNE 17, 1997

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned hereby appoints GARY T. McILROY, M.D. and THOMAS P. CLARK and each of them, with full power of substitution, his or her proxies to represent and vote, as designated below, all shares of Health Risk Management, Inc. registered in the name of the undersigned, at the Company's 1997 Annual Meeting of Shareholders and at any adjournment thereof, and the undersigned hereby revokes all proxies previously given with respect to the Annual Meeting.

1. ELECTION OF CLASS B DIRECTORS. Nominees: Marlene Travis and Vance Kenneth Travis

/ / FOR ALL nominees listed above                    / / WITHHOLD AUTHORITY
(except those whose names have been written on the   to vote for all nominees listed above.
line below).

    (To WITHHOLD authority to vote for any individual nominee write that nominee's name on the line below.)

2. INDEPENDENT AUDITORS. Ratification of selection of Ernst & Young LLP as the Company's independent auditors for the current 1997 fiscal year.

                / /  FOR        / /  AGAINST        / /  ABSTAIN

3. STOCK OPTION PLAN. Amendment of Amended and Restated 1992 Long-Term Incentive Plan to increase number of shares authorized for issuance thereunder from 400,000 to 800,000.

                / /  FOR        / /  AGAINST        / /  ABSTAIN

                (CONTINUED AND TO BE SIGNED ON THE OTHER SIDE.)

4.  OTHER MATTERS. In their discretion, the appointed Proxies are...

           / /  AUTHORIZED                / /  NOT AUTHORIZED

    to vote upon such other business as may properly come before the Meeting.

    THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS GIVEN FOR A PARTICULAR PROPOSAL, WILL BE VOTED FOR SUCH PROPOSAL AND, IN THE CASE OF PROPOSAL #3 WILL BE DEEMED TO GRANT AUTHORITY UNDER PROPOSAL #3.

                                  DATED: _________________________________, 1997

                                  ______________________________________________

                                  ______________________________________________

                                  (PLEASE DATE AND SIGN NAME(S) EXACTLY AS SHOWN ON YOUR STOCK CERTIFICATE. EXECUTORS, ADMINISTRATORS, TRUSTEES, GUARDIANS, ETC., SHOULD INDICATE CAPACITY WHEN SIGNING. FOR STOCK HELD IN JOINT TENANCY, EACH JOINT OWNER SHOULD SIGN.)

                      HEALTH RISK MANAGEMENT, INC.
            AMENDED AND RESTATED 1992 LONG-TERM INCENTIVE PLAN


                        ARTICLE I - INTRODUCTION

1.01 HISTORY. On September 14, 1992, the Board adopted the Health Risk Management, Inc. 1992 Long-Term Incentive Plan, which the shareholders of the Company approved on November 19, 1992, and which has been amended from time to time.

1.02 PURPOSE. The primary purpose of the Amended and Restated 1992 Long-Term Incentive Plan (the Plan) is to advance the interests of Health Risk Management, Inc. and its stockholders by affording officers and other key employees of the Corporation and its Subsidiaries, upon whose judgment, initiative and efforts the Corporation and its Subsidiaries largely depend for the successful conduct of their business, a proprietary interest in the growth and performance of the Corporation.

                       ARTICLE II - DEFINITIONS


2.01     "AFFILIATE" means a Parent or Subsidiary of the Corporation.

2.02 "AWARD" means the grant of any form of Incentive Stock Option, Nonqualified Stock Option, Restricted Stock Award, or any number of Performance Units, whether granted singly, in combination or in tandem, to a Plan Participant pursuant to the Plan on such terms, conditions and limitations as the Committee may establish in order to fulfill the objectives of the Plan.

2.03 "AWARD AGREEMENT" means the agreement executed by the Corporation or its Subsidiary and a Participant that sets forth the terms, conditions and limitations applicable to the Award.

2.04 "BOARD" means, at any particular time, the then duly elected and acting directors of the Corporation.

2.05 "COMMITTEE" means the Compensation Committee of the Board (or any successor to such Committee), which shall consist solely of two or more directors who shall be appointed by and serve at the pleasure of the Board. To the extent necessary for compliance with Rule 16b-3, or any successor provision, each of the members of the Committee shall be a 'Non-Employee Director,' as such term is defined in Rule 16b-3 of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended from time to time.

2.06 "CORPORATION" means Health Risk Management, Inc., a Minnesota corporation, and any successor in interest by way of consolidation, operation of law, merger or otherwise.

2.07 "DATE OF GRANT" means the date an Award is approved by resolution of the Committee, or such later date as may be specified in such resolution; provided, however, that for Nonqualified Stock Options granted to Outside Directors pursuant to Article VIII, the "Date of Grant" shall be the date specified in Section 8.01.

2.08 "EFFECTIVE DATE" means the date the Plan is adopted by the Board under Section 14.01 of Article 14 of the Plan.

2.09 "ELIGIBLE EMPLOYEE" means those key employees and officers of the Corporation or a Subsidiary upon whose judgment, initiative and efforts the Corporation and its Subsidiaries largely depend for the successful conduct of their business.

2.10 "FAIR MARKET VALUE" means, with respect to shares of Stock on any applicable date:

              (a) If the Stock is reported in the national market system or is listed upon an established exchange or exchanges, the closing price of such Stock in such national market system or on such stock exchange or exchanges on the applicable date or, if no sale of such Stock shall have occurred on that date, the next preceding date on which there was such a reported sale; or

              (b) If the Stock is not so reported in the national market system or listed upon an exchange, the mean between the "bid" and "asked" prices quoted by a recognized specialist in the Stock on the applicable date or, if there are no quoted "bid" and "asked" prices on such date, on the next preceding date for which there are such quotes; or

              (c) If the Stock is not publicly traded as of the applicable date, the Fair Market Value of the Stock on the applicable date as determined by the Committee by applying principals of valuation, and the Committee shall have full authority and discretion in establishing the Fair Market Value.

2.11 "FISCAL YEAR" means the twelve (12) month period beginning on July 1 and ending on June 30 of each year.

2.12 "INCENTIVE STOCK OPTION" means an option to purchase Stock awarded to a Participant under Article VI of this Plan that qualifies as an Incentive Stock Option within the meaning of Internal Revenue Code
         Section 422.

2.13 "INCUMBENT DIRECTOR" means an Outside Director who was serving as a member of the Board on September 14, 1992.

2.14 "INTERNAL REVENUE CODE" means the Internal Revenue Code of 1986, as amended from time to time, and the regulations thereunder.

2.15 "MARKET VALUE THRESHOLD" means the first date following the September 14, 1992, upon which the average of the closing price of a share of Stock for thirty (30) consecutive trading days equals or exceeds $15.00, subject to adjustment pursuant to Section 4.03 of the Plan; provided, however, that in the event of a sale of substantially all of the Corporation's assets or in the event of a merger, consolidation, exchange, reorganization, liquidation, divestiture (including a spin-off) or similar transaction in which the shareholders of the Corporation have the opportunity to receive consideration having a value of at least $15.00 per share of Stock, the Market Value Threshold shall be deemed to be satisfied upon the date that such transaction becomes effective.

2.16 "NEW DIRECTOR" means an Outside Director who becomes a member of the Board on or after the Effective Date of the Plan.

2.17 "NONQUALIFIED STOCK OPTION" means an option to purchase Stock awarded to a Participant under Article VII or to an Outside Director under Article VIII of this Plan but which does not qualify as an Incentive Stock Option.

2.18 "OUTSIDE DIRECTOR" means a member of the Board who is not an employee of the Corporation or any of its Affiliates.

2.19     "PARENT"  means a corporation as defined in Internal Revenue Code
         Section 424(e) applying such Section 424(e) by treating the Corporation as the employer corporation.

2.20 "PARTICIPANT" means an Eligible Employee to whom an Award has been made under the Plan.

2.21 "PERFORMANCE GOAL" means, with respect to a Performance Unit Award, a specified initial or cumulative business or financial objective whether or not related to any equity security of the Corporation, the satisfaction of which shall be a condition precedent to the vesting of all or a portion of that Performance Unit Award.

2.22 "PERFORMANCE PERIOD" means, with respect to a Performance Unit Award, the designated period set forth in an Award Agreement over which the Performance Units may vest. Participants who receive a Performance Unit Award for any Performance Period shall be entitled to receive additional Performance Unit Awards for subsequent Performance Periods whether or not such Performance Periods overlap.

2.23 "PERFORMANCE UNIT" means a unit having a cash equivalent value determined by the Committee on the basis of achievement by the Corporation, by a specified Subsidiary, or by a specified operating unit within the Corporation or Subsidiary of business or financial objectives which shall be set forth in the terms of an Award Agreement and which may or may not be related to any equity security of the Corporation.

2.24 "PLAN" means the Amended and Restated Health Risk Management, Inc. 1992 Long-Term Incentive Plan, as set forth herein, as the same may be from time to time amended.

2.25 "RESTRICTED STOCK AWARD" means shares of Stock awarded to a Participant under Article IX of this Plan.

2.26 "SECTION 16(b) PARTICIPANT" means a Participant who is subject to the provisions of Section 16(b) of the Securities Exchange Act of 1934, or its successor, as amended.

2.27 "STOCK" means the Corporation's Common Stock, par value $0.01 per share.

2.28     "SUBSIDIARY" means a corporation as defined in Internal Revenue Code
         Section 424(f) applying such Section 424(f) by treating the Corporation as the employer corporation.

2.29 "SUBSIDIARY BOARD" means, at any particular time, the then duly elected and acting directors of any Subsidiary of the Corporation.

2.30     "SUBSIDIARY DIRECTOR" means a member of any Subsidiary Board.

                     ARTICLE III - ADMINISTRATION


3.01 ADMINISTRATION. Except for those matters expressly reserved to the Board pursuant to any provisions of the Plan, and except for all matters relating to the grant of Nonqualified Stock Options to Outside Directors and Subsidiary Directors pursuant to Article VIII, the Committee shall have full responsibility for administration of the Plan, which responsibility shall include, but shall not be limited to, the following:

              (a) The Committee shall review and approve any and all Awards to be made to Eligible Employees recommended by the management of the Corporation or its Subsidiaries in accordance with and subject to the provisions of the Plan;

              (b) The Committee shall, subject to the provisions of the Plan, establish, adopt and revise such rules and procedures for administering the Plan, shall prescribe the form of the Award Agreements (which may vary from Participant to Participant) evidencing each Award, and shall make all other determinations as it may deem necessary or advisable for the administration of the Plan;

              (c) With the exception of the Nonqualified Stock Options granted to Outside Directors and Subsidiary Directors pursuant to Article VIII, the Committee shall, subject to the provisions of the Plan, determine the number and type of Awards and all terms and conditions that shall apply to such Awards, including, but not limited to, the Performance Goals, the Performance Period and the formula for the valuation of Performance Units in connection with the Performance Unit Awards. The Committee may, in its discretion, consider the recommendations of the management of the Corporation or its Subsidiaries when determining such terms and conditions for such Awards.

              (d) The Committee shall have the exclusive authority to interpret the provisions of the Plan, and each such interpretation or determination shall be conclusive and binding for all purposes and on all persons, including, but not limited to, the Corporation and its Subsidiaries, the stockholders of the Corporation and its Subsidiaries, the Committee and each of its members thereof, the directors, officers and employees of the Corporation and its Subsidiaries, and the Participants and the respective successors-in-interest of all of the foregoing;

              (e) The Committee shall keep minutes of its meetings regarding the Plan and shall provide copies to the Board.

3.02 OPTIONS GRANTED TO DIRECTORS. The Board shall have full responsibility for administering all matters relating to the grant of any Nonqualified Stock Options to Outside Directors and Subsidiary Directors pursuant to Article VIII of this Plan.

                      ARTICLE IV - STOCK SUBJECT TO PLAN

4.01 NUMBER. Subject to the approval of the Corporation's shareholders, the total number of shares of Stock available for grants to Participants directly or indirectly under all forms of Awards under the Plan shall not exceed Eight Hundred Thousand (800,000) shares, except to the extent adjustments are made pursuant to Section 4.03 of the Plan. Shares of Stock to be awarded may be either treasury or authorized but unissued shares. If the shareholders do not approve the reservation of Eight Hundred Thousand (800,000) shares of Stock for Awards under the Plan, the number of shares of Stock available under the Plan shall remain at Four Hundred Thousand (400,000) shares, which was the number of shares of Stock originally reserved under the Plan as adopted by the Board on September 14, 1992, and approved by the shareholders on November 19, 1992.

4.02 UNUSED SHARES. In the event a Restricted Stock Award, an Incentive Stock Option Award or a Nonqualified Stock Option Award granted under the Plan for any reason expires or is terminated prior to the exercise thereof, the shares of Stock allocable to the unexercised portion of such Restricted Stock Award, Incentive Stock Option or Nonqualified Stock Option shall continue to become available for grants of Restricted Stock Awards, Incentive Stock Options or Nonqualified Stock Options under the Plan.

4.03 CAPITAL ADJUSTMENTS. In the event of an increase or decrease in the number of shares of Stock or in the event the Stock is changed into or exchanged for a different number or kind of shares of stock or other securities of the Corporation or of another corporation by reason of a reorganization, merger, consolidation, divestiture (including a spin-off), liquidation, recapitalization, reclassification, stock dividend, stock split, combination of shares, rights offering or any other change in the corporate structure or shares of the Corporation, the Board (or, if the Corporation is not the surviving corporation in any such transaction, the board of directors of the surviving corporation), in its sole discretion, shall adjust the number and kind of securities subject to and reserved under the Plan and, to prevent the dilution or enlargement of rights of Participants, Subsidiary Directors and Outside Directors, shall adjust the number and kind of securities subject to outstanding Awards and, where applicable, the option price per share for such securities. Additional shares which may be credited to such outstanding Awards shall be subject to the same restrictions that apply to the securities with respect to which the adjustment relates.

         Notwithstanding the foregoing or any other provision in this Plan to the contrary, and subject to Section 11.04 of Article XI, in the event of a sale by the Corporation of substantially all of its assets and the consequent discontinuance of its business or in the event of a merger, consolidation, exchange, reorganization, reclassification, extraordinary dividend, divestiture (including a spin-off) or liquidation of the Corporation (collectively referred to as a "transaction') after which the Corporation is not the surviving corporation, the Board may, in connection with the Board's adoption of the plan for such transaction, in its sole discretion, provide for one or more of the following:

              (a) That all outstanding Incentive Stock Options and Nonqualified Stock Options shall become exercisable in full;

              (b) That this Plan shall terminate and that all outstanding Incentive Stock Options and Nonqualified Stock Options not exercised prior to a date specified by the Board (which date shall give Participants, Outside Directors and Subsidiary Directors the right to exercise such Options prior to the effectiveness of the transaction) shall be canceled;

              (c) That this Plan shall continue with respect to the exercise of Incentive Stock Options and Nonqualified Stock Options which were outstanding as of the date of the Board's adoption of the plan for such transaction and, if applicable, provide Participants, Outside Directors and Subsidiary Directors the right to exercise their respective Options as to an equivalent number of shares of stock of any corporation succeeding the Corporation by reason of such transaction;

              (d) That Participants, Outside Directors and Subsidiary Directors holding outstanding Incentive Stock Options and Nonqualified Stock Options shall receive, with respect to each share of Stock subject to such Options, as of the effective date of any such transaction, cash in an amount equal to the excess of the Fair Market Value of such Stock on the date immediately preceding the effective date of such transaction over the option price per share of such Options; provided that the Board may, in lieu of such cash payment, distribution to such Participants, Outside Directors and Subsidiary Directors shares of Stock of the Corporation or shares of stock of any corporation succeeding the Corporation by reason of such transaction, such shares having a value equal to the cash payment provided by this Section 4.03(d);

              (e) That all restrictions on the transferability of shares subject to Restricted Stock Awards shall lapse;

              (f)  That, to the extent Performance Units granted under
                   Article X have vested prior to the effective date of the transaction as the Committee, in its sole discretion, shall determine, Participants shall receive payment for the value of such Performance Units as provided in Sections 10.03 and 10.04.

         provided, however, that the Board may restrict the rights of, or the applicability of this Section 4.03 to Section 16(b) Participants, Outside Directors and Subsidiary Directors to the extent necessary to comply with the requirements of Section 16(b), or any successor provision, of the Securities Exchange Act of 1934, as amended. The grant of an Award pursuant to the Plan shall not limit in any way the right or power of the Corporation to make adjustments, reclassifications, reorganizations or changes in its capital or business structure or to merge, exchange or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.


                             ARTICLE V - PARTICIPATION


5.01 PARTICIPANTS. Participants in the Plan shall be those Eligible Employees who, in the judgment of the Committee, following recommendation by management of the Corporation or its Subsidiaries, have performed, are performing or during the period of their Award will perform, vital services in the management, operation and development of the Corporation or its Subsidiaries, and have significantly contributed, are significantly contributing or are expected to significantly contribute to the achievement of long-term corporate objectives. Participants may be granted from time to time one or more Restricted Stock Awards, Performance Units, Incentive Stock Options, or Nonqualified Stock Options; provided, however, that the grant of each Award shall be separately approved by the Committee; and, provided further, that the receipt of one such Award shall not result in the automatic receipt of any other Award. Upon determination by the Committee that an Award is to be granted to a Participant, an Award Agreement shall be executed by the Corporation and by such Participant, specifying the terms, conditions, rights and duties related thereto.

5.02 DIRECTORS. Outside Directors and Subsidiary Directors shall be eligible for grants of Nonqualified Stock Options pursuant to the provisions of Article VIII.

                      ARTICLE VI - INCENTIVE STOCK OPTIONS


6.01 GRANT OF INCENTIVE STOCK OPTIONS. In accordance with the provisions of the Plan, the Committee shall approve, following recommendation by management of the Corporation or its Subsidiaries, the Eligible Employees to whom Incentive Stock Options shall be granted. The Committee shall determine the number of shares to be subject to each Incentive Stock Option, the time at which such Option shall be granted, whether such Option shall be granted in exchange for the cancellation and termination of a previously granted Incentive Stock Option under the Plan or otherwise, the extent to which an Incentive Stock Option may be exercisable upon the Participant's termination of employment, which may differ depending upon the reason for such termination, the manner in which an Incentive Stock Option may be exercised and the form of the Award Agreement that shall evidence
         each Incentive Stock Option.   Except as otherwise provided in this
         Article VI, the Committee shall determine the terms, conditions and other provisions of each Award Agreement, which may vary from Participant to Participant and which may contain such limitations and restrictions as shall be necessary to ensure that such Option will be considered an Incentive Stock Option as defined in Internal Revenue Code Section 422 or to conform to any change therein. Each Participant shall enter into an Award Agreement with the Corporation with respect to the grant of each Incentive Stock Option.

6.02 OPTION PRICE. To the extent required to qualify the Option as an Incentive Stock Option under Internal Revenue Code Section 422, the option price per share shall not be less than one hundred percent (100%) of the Fair Market Value of one share of Stock as of the Date of Grant except that, if a Participant owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation or its Affiliate, the option price per share shall not be less than one hundred ten percent (110%) of the Fair Market Value of one share of Stock as of the Date of Grant.

6.03     DURATION AND EXERCISE OF OPTIONS.

              (a) DURATION OF INCENTIVE STOCK OPTIONS. The period during which an Incentive Stock Option granted under the Plan may be exercised shall be established by the Committee, and shall be set forth in the Award Agreement, but in no event shall any Incentive Stock Option be exercisable during a term of more than ten (10) years after the Date of Grant; provided, however, that if a Participant owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation or its Affiliate, the Incentive Stock Option shall be exercisable during a period of not more than five
                   (5) years after the Date of Grant.

         (b)  EXERCISABILITY OF INCENTIVE STOCK OPTIONS.

                   (1) The Committee shall have discretion to determine when an Incentive Stock Option becomes exercisable and may provide that the Incentive Stock Option shall become exercisable in installments. If the Participant does not purchase in any year the full number of shares which the Participant is entitled to purchase in that year, the Participant may, if provided in the Award Agreement, purchase in any subsequent year such previously unpurchased shares in addition to those that the Participant is otherwise entitled to purchase.

                   (2) In the event an Incentive Stock Option is immediately exercisable at the Date of Grant, the manner of exercising such Option in the event it is not immediately exercised in full shall be specified in the Award Agreement.

                   (3) The Committee may accelerate the exercise date of any Incentive Stock Option which is not immediately exercisable at the Date of Grant as the Committee, in its discretion, deems advisable.

                   (4) The Award Agreement shall set forth all provisions relating to the exercisability of Incentive Stock Options.

6.04 PAYMENT OF OPTION PRICE. Upon the exercise of any Incentive Stock Option granted pursuant to this Plan, the purchase price for such shares of Stock subject to such Option shall be paid in cash unless the Committee, in its sole discretion and subject to any applicable rules or regulations it may adopt, allows such payment to be made, in whole or in part, by the transfer from the Participant to the Corporation of previously acquired shares of Stock. Any Stock so transferred shall be valued at Fair Market Value on the day immediately preceding the effective exercise of the Incentive Stock Option. For purposes of this Section 6.04, "previously acquired shares of Stock" shall include shares of Stock that are already owned by the Participant at the time of exercise.

6.05 RIGHTS AS A SHAREHOLDER. The Participant shall have no rights as a shareholder with respect to any shares of Stock subject to an Incentive Stock Option until the Participant becomes the holder of record of such shares. Except as provided in Section 4.03, no adjustments shall be made for dividends or other cash distributions or for other rights that have a record date preceding the date the Participant becomes the holder of record of such shares of Stock.

                        ARTICLE VII - NONQUALIFIED STOCK OPTIONS


7.01 GRANT OF NONQUALIFIED STOCK OPTIONS. In accordance with the provisions of the Plan, the Committee shall approve, following recommendation by management of the Corporation or its Subsidiaries, the Eligible Employees to whom Nonqualified Stock Options shall be granted under this Article VII. The Committee shall determine the number of shares to be subject to each Nonqualified Stock Option, the time at which such Option shall be granted, whether such Option shall be granted in exchange for the cancellation and termination of a previously granted Nonqualified Stock Option under the Plan or otherwise, the extent to which a Nonqualified Stock Option may be exercisable upon the Participant's termination of employment, which may differ depending upon the reason for such termination, the manner in which a Nonqualified Stock Option may be exercised and the form of the Award Agreement that shall evidence each Nonqualified
         Stock Option.   Except as otherwise provided in this Article VII,
         the Committee shall determine the terms, conditions and other provisions of each Award Agreement, which may vary from Participant to Participant. Each Participant shall enter into an Award Agreement with the Corporation with respect to the grant of each Nonqualified Stock Option.

7.02 OPTION PRICE. Unless otherwise determined by the Committee, the option price per share shall not be less than one hundred percent (100%) of the Fair Market Value of one share of Stock as of the Date of Grant.

7.03     DURATION AND EXERCISE OF OPTIONS.

              (a) DURATION OF NONQUALIFIED STOCK OPTIONS. The period during which a Nonqualified Stock Option granted under the Plan may be exercised shall be established by the Committee, and shall be set forth in the Award Agreement, but in no event shall any Nonqualified Stock Option be exercisable during a term of more than ten (10) years after the Date of Grant.

              (b)  EXERCISABILITY OF NONQUALIFIED STOCK OPTIONS.

                   (1) The Committee shall have discretion to determine when a Nonqualified Stock Option becomes exercisable and may provide that the Nonqualified Stock Option shall become exercisable in installments. If the Participant does not purchase in any year the full number of shares which the Participant is entitled to purchase in that year, the Participant may, if provided in the Award Agreement, purchase in any subsequent year such previously unpurchased shares in addition to those that the Participant is otherwise entitled to purchase.

                   (2) In the event a Nonqualified Stock Option is immediately exercisable at the Date of Grant, the manner of exercising such Option in the event it is not immediately exercised in full shall be specified in the Award Agreement.

                   (3) The Committee may accelerate the exercise date of any Nonqualified Stock Option which is not immediately exercisable at the Date of Grant as the Committee, in its discretion, deems advisable.

                   (4) The Award Agreement shall set forth all provisions relating to the exercisability of Nonqualified Stock Options.

7.04 PAYMENT OF OPTION PRICE. Upon the exercise of any Nonqualified Stock Option granted pursuant to this Plan, the purchase price for such shares of Stock subject to such Option shall be paid in cash unless the Committee, in its sole discretion and subject to any applicable rules or regulations it may adopt, allows such payment to be made, in whole or in part, by the transfer from the Participant to the Corporation of previously acquired shares of Stock. Any Stock so transferred shall be valued at Fair Market Value on the day immediately preceding the effective exercise of the Nonqualified Stock Option. For purposes of this Section 7.04, "previously acquired shares of Stock" shall include shares of Stock that are already owned by the Participant at the time of exercise.

7.05 RIGHTS AS A SHAREHOLDER. The Participant shall have no rights as a shareholder with respect to any shares of Stock subject to a Nonqualified Option until the Participant becomes the holder of record of such shares. Except as provided in Section 4.03, no adjustments shall be made for dividends or other cash distributions or for other rights that have a record date preceding the date the Participant becomes the holder of record of such shares of Stock.

                   ARTICLE VIII - NONQUALIFIED STOCK OPTIONS
                               FOR DIRECTORS


8.01     GRANT OF NONQUALIFIED STOCK OPTIONS.

         (a) In accordance with the provisions of the Plan, the Board shall determine the Outside Directors and Subsidiary Directors to whom Nonqualified Stock Options shall be granted under this Article

              VIII. The Board shall determine the number of shares of Stock to be subject to each Nonqualified Stock Option, the time at which such Option shall be granted, whether such Option shall be granted in exchange for the cancellation and termination of a previously granted Nonqualified Stock Option under the Plan or otherwise, the extent to which a Nonqualified Stock Option may be exercisable upon the Outside Director's or Subsidiary Director's termination of membership on the Board, which may differ depending on the reason for such termination, the manner in which a Nonqualified Stock Option may be exercised and the form of the Award Agreement that shall evidence each Nonqualified Stock Option. Except as otherwise provided in this Article VIII, the Board shall determine the terms, conditions and other provisions of each Award Agreement, which may vary from Outside Director to Outside Director and from Subsidiary Director to Subsidiary Director. Each Outside Director or Subsidiary Director shall enter into an Award Agreement with the Corporation with respect to the grant of each Nonqualified Stock Option.

              In addition to the foregoing discretionary grants, each Outside Director and Subsidiary Director shall automatically be granted Nonqualified Stock Options as provided in Sections 8.01(b) and 8.01(c).

         (b)  INITIAL GRANTS.

              (1) On September 14, 1992, each Incumbent Director was granted a Nonqualified Stock Option to purchase three thousand eight hundred (3,800) shares of stock, Such Option shall remain subject to the terms and conditions of this Plan.

              (2) Each New Director who first becomes elected to the Board on or after September 14, 1992, shall be granted a Nonqualified Stock Option to purchase three thousand eight hundred (3,800) shares of Stock on the date of such election.

         (c)  ANNUAL GRANTS.

              (1) If an Outside Director receives an initial grant pursuant to Section 8.01(b) during the first six (6) months of a Fiscal Year, the Outside Director shall be granted a Nonqualified Stock Option to purchase one thousand nine hundred (1,900) shares of Stock on the last day of the Fiscal Year in which the Outside Director received such initial grant and on the last day of each Fiscal Year thereafter during which the Outside Director continues to serve on the Board.

              (2) If an Outside Director receives an initial grant pursuant to Section 8.01(b) during the last six (6) months of a Fiscal Year, the Outside Director shall be granted a Nonqualified Stock Option to purchase one thousand nine hundred (1,900) shares of Stock on the last day of the Fiscal Year immediately following the Fiscal Year in which the Outside Director received such initial grant and on the last day of each Fiscal Year thereafter during which the Outside Director continues to serve on the Board.

              (3) An Outside Director or a Subsidiary Director may elect in writing to receive a Nonqualified Stock Option in lieu of all or any portion of the cash fees for which the Outside Director or Subsidiary Director may be entitled to receive payment following the date of such election, whether in the form of an annual retainer or in the form of fees for attending or chairing meetings of the Board or Subsidiary Board or any committee to which the Outside Director or Subsidiary Director has been appointed, and which would otherwise be payable to the Outside Director or Subsidiary Director during the Fiscal Year for which such election has been made. The number of shares subject to such Nonqualified Stock Option shall be determined by dividing the total dollar amount subject to the election by an amount equal to twenty-five percent (25%) of the Fair Market Value of the Stock of the Corporation as of the Date of Grant. For purposes of this Section 8.01(c)(3), the "Date of Grant" shall be the last day of the Fiscal Year for which the election has been made. Beginning with the 1998 Fiscal Year, an election by an Outside Director or Subsidiary Director to receive a Nonqualified Stock Option pursuant to this Section 8.01(c)(3) may be made at any time prior to the Date of Grant on a form prescribed by the Board.

8.02     OPTION PRICE.

         (a) The option price per share for all Nonqualified Stock Options granted pursuant to Sections 8.01(b), 8.01(c)(1) and 8.01(c)(2) shall be one hundred percent (100%) of the Fair Market Value of one share of Stock as of the Date of Grant.

         (b) The option price per share for all Nonqualified Stock Options granted pursuant to Section 8.01(c)(3) shall be seventy-five percent (75%) of the Fair Market Value of one share of Stock as of the Date of Grant.

8.03     DURATION AND EXERCISE OF OPTIONS.

         (a) DURATION OF OPTIONS. Unless otherwise determined by the Board and specified in the Award Agreement, the period during which any Nonqualified Stock Option granted to Outside Directors or Subsidiary Directors under this Article VIII may be exercised shall be five (5) years after the Date of Grant.

         (b)  EXERCISABILITY OF NONQUALIFIED STOCK OPTIONS.

              (1) Unless otherwise determined by the Board and specified in the Award Agreement, all Nonqualified Stock Options granted to Outside Directors or Subsidiary Directors pursuant to Section 8.01 shall become exercisable with respect to one-third of the shares subject to the Nonqualified Stock Options on each of the three succeeding anniversaries of the Date of Grant; provided, however, that the Outside Director or the Subsidiary Director shall not be entitled to exercise any portion of such Nonqualified Stock Option that has become exercisable until the Market Value Threshold has been satisfied.

              (2) If the Outside Director does not purchase in any year the full number of shares which the Outside Director is entitled to purchase in that year, the Outside Director shall be entitled to purchase in any subsequent year such previously unpurchased shares in addition to those shares the Outside Director is otherwise entitled to purchase.

              (3) In the event a Nonqualified Stock Option is immediately exercisable at the Date of Grant, the manner of exercising such Option in the event it is not immediately exercised in full shall be specified in the Award Agreement.

              (4) The Board may accelerate the exercise date of any Nonqualified Stock Option which is not immediately exercisable at the Date of Grant as the Board, in its discretion, deems advisable.

              (5) The Award Agreement shall set forth all provisions relating to the exercisability of Nonqualified Stock Options.

8.04 MANNER OF OPTION EXERCISE. A Nonqualified Stock Option may be exercised by an Outside Director or a Subsidiary Director in whole or in part, subject to the conditions of this Plan and subject to such other administrative rules as the Board may deem advisable, by delivering to the principal office of the Corporation written notice of the number of whole shares with respect to which the Nonqualified Stock Option is being exercised and by paying the purchase price for such shares in full. The exercise of the Nonqualified Stock Option shall be deemed effective upon receipt of such notice by the Corporation and upon payment that complies with the terms of this Plan. As soon as practicable after the effective exercise of the Nonqualified Stock Option, the Outside Director or Subsidiary Director shall be recorded on the stock transfer books of the Corporation as the owner of the shares purchased and the Corporation shall deliver to the Outside Director or Subsidiary Director one or more duly issued stock certificates evidencing such ownership.

8.05 PAYMENT OF OPTION PRICE. Upon the exercise of any Nonqualified Stock Option granted to an Outside Director or Subsidiary Director pursuant to this Article VIII, the purchase price for such shares of Stock subject to such Option shall be paid in cash unless the Board, in its sole discretion and subject to any applicable rules or regulations it may adopt, allows such payment to be made, in whole or in part, by the transfer from the Outside Director or Subsidiary Director to the Corporation of previously acquired shares of Stock. Any Stock so transferred shall be valued at Fair Market Value on the day immediately preceding the effective exercise of the Nonqualified Stock Option. For purposes of this Section 8.05, "previously acquired shares of Stock" shall include shares of Stock that are already owned by the Outside Director or Subsidiary Director at the time of exercise.

8.06 RIGHTS AS A SHAREHOLDER. The Outside Director or Subsidiary Director shall have no rights as a shareholder with respect to any shares of Stock subject to a Nonqualified Stock Option until the Outside Director or Subsidiary Director becomes the holder of record of such shares. Except as provided in Section 4.03, no adjustments shall be made for dividends or other cash distributions or for other rights that have a record date preceding the date the Outside Director or Subsidiary Director becomes the holder of record of such shares of Stock.

8.07 TERMINATION OF STATUS AS A DIRECTOR. Unless otherwise determined by the Board and specified in the Award Agreement, in the event that an Outside Director's membership on the Board or a Subsidiary Director's membership on the Subsidiary Board terminates, the following provisions shall apply:

              (a) If the Outside Director's membership on the Board or the Subsidiary Director's membership on the Subsidiary Board terminates for any reason other than the Outside Director's or Subsidiary Director's death or disability, the Outside Director or Subsidiary Director shall be entitled to exercise any Nonqualified Stock Option granted to such Outside Director or Subsidiary Director pursuant to this Article VIII to the extent such Option was exercisable as of the date of such termination for a period of three (3) months following the date of such termination unless such Option, by its terms, expires before the end of such three-month period; provided, however, that the Outside Director or Subsidiary Director shall not be entitled to exercise any Nonqualified Stock Option pursuant to this Section 8.07(a) unless, prior to the expiration of the exercise period specified herein, the Market Value Threshold has been satisfied. To the extent that the Nonqualified Stock Option is not exercisable as of the date the Outside Director's membership on the Board or the Subsidiary Director's membership on the Subsidiary Board terminates for any reason other than death or disability, or to the extent the Outside Director or Subsidiary Director does not exercise such Option within the period specified in this
                   Section 8.07(a), all rights of the Outside Director or Subsidiary Director under such Option shall be forfeited.

              (b) If the Outside Director's membership on the Board or the Subsidiary Director's membership on the Subsidiary Board terminates because of disability, the Outside Director or Subsidiary Director shall be entitled to exercise any Nonqualified Stock Option to the extent such Option was exercisable as of the date the Outside Director's membership on the Board or the Subsidiary Director's membership on the Subsidiary Board is terminated by reason of disability for a period of twelve (12) months following the date of such termination unless such Option, by its terms, expires before the end of such twelve-month period; provided, however, that the Outside Director or Subsidiary Director shall not be entitled to exercise any Nonqualified Stock Option pursuant to this Section 8.07(b) unless, prior to the expiration of the exercise period specified herein, the Market Value Threshold has been satisfied. To the extent that such Option was not exercisable as of the date the Outside Director's membership on the Board or the Subsidiary Director's membership on the Subsidiary Board terminates because of disability, or if the Outside Director or Subsidiary Director does not exercise the Nonqualified Stock Option within the twelve-month period specified in this Section 8.07(b), all rights of the Outside Director or Subsidiary Director under such Option shall be forfeited. For purposes of this Section 8.07(b), "disability" shall mean a mental or physical condition of the Outside Director or Subsidiary Director resulting from illness, injury or disease which, as determined by the Board, causes the Outside Director to resign from the Board or the Subsidiary Director to resign from the Subsidiary Board and is reasonably expected to be of long and indefinite duration or result in death.

              (c) If the Outside Director or Subsidiary Director dies (i) while a member of the Board or Subsidiary Board, (ii) within the three (3) months following the termination of the Outside Director's membership on the Board or the termination of the Subsidiary Director's membership on the Subsidiary Board in the case of Section 8.07(a) above, or
                   (iii) within the twelve (12) months following the termination of the Outside Director's membership on the Board or the termination of the Subsidiary Director's membership on the Subsidiary Board in the case of Section 8.07(b) above, any Nonqualified Stock Option granted to such Outside Director or Subsidiary Director shall become immediately exercisable in full and may be exercised by the Outside Director's or Subsidiary Director's estate or any person who acquired the right to exercise any Nonqualified Stock Option granted to such Outside Director or Subsidiary Director pursuant to this Article VIII by bequest or inheritance until the date such Option expires as specified in Section 8.03(a) above. Notwithstanding the foregoing, the Outside Director's or Subsidiary Director's estate or any person who acquired the right to exercise such Nonqualified Stock Option by bequest or inheritance shall not be entitled to exercise any portion of such Option pursuant to this Section 8.07(c) unless, prior to the expiration of the exercise period specified herein, the Market Value Threshold has been satisfied.

8.08 INVESTMENT PURPOSE. The Corporation shall require, as a condition to the grant and exercise of any Nonqualified Stock Option pursuant to this Article VIII, that any Stock acquired pursuant to such Nonqualified Stock Option shall be acquired only for investment if, in the opinion of counsel for the Corporation, such condition is required or deemed advisable under securities laws or any other applicable law, regulation or rule of any government or governmental agency. In this regard, if requested by the Corporation, the Outside Director or Subsidiary Director, prior to the acquisition of any shares of Stock pursuant to any Nonqualified Stock Option, shall execute an investment letter to the effect that the Outside Director or Subsidiary Director is acquiring shares of Stock pursuant to such Option for investment purposes only and not with the intention of making any distribution of such shares and will not dispose of the shares in violation of the applicable federal and state securities laws.

                         ARTICLE IX - RESTRICTED STOCK AWARDS


9.01 GRANT OF RESTRICTED STOCK AWARDS. In accordance with the provisions of the Plan, the Committee shall approve, following recommendation by management of the Corporation or its Subsidiaries, the Eligible Employees to whom Restricted Stock Awards shall be granted, shall determine the number of shares to be subject to each Restricted Stock Award, the time at which the Restricted Stock Award is to be granted, the manner in which restrictions on the transferability of shares of Stock represented by the Restricted Stock Award will lapse including the extent to which such restrictions may lapse upon the Participant's termination of employment, which may differ depending upon the reason for such termination, subject to the provisions of
         Section 9.03, and such other provisions of the Restricted Stock Award as the Committee may deem necessary or desirable. The Committee shall determine the form of Award Agreement that shall evidence each Restricted Stock Award and shall determine the terms, conditions and other provisions of each Award Agreement, which may vary from Participant to Participant. Each participant shall enter into an Award Agreement with the Corporation with respect to the grant of each Restricted Stock Award.

9.02 RESTRICTIONS ON TRANSFER. The shares of Stock awarded pursuant to a Restricted Stock Award shall be subject to the following restrictions:

              (a) No such share of Stock may be sold, transferred, assigned, pledged, encumbered or otherwise alienated or hypothecated unless and only to the extent that restrictions shall have lapsed in accordance with the Plan and the Award Agreement.

              (b) Upon the grant of a Restricted Stock Award, the Corporation shall cause to be issued stock certificates representing the shares subject to such Restricted Stock Award in the Participant's name. The Corporation shall hold such stock certificates until the restrictions set forth in 9.02(a) lapse in accordance with the Plan and the Award Agreement. Once the restrictions have lapsed with respect to all or part of the shares subject to the Restricted Stock Award, such stock certificates shall be distributed to the Participant.

              (d) Notwithstanding the provisions of Section 9.02(b), and subject to any terms, conditions or other restrictions set forth in the Award Agreement, a Participant receiving a Restricted Stock Award shall, as of the Date of Grant, have the right to vote such shares of Stock and to receive dividends and other distributions made with respect to such shares, but the Participant shall not, unless otherwise determined by the Committee, have any other rights as a shareholder. The terms, conditions and restrictions set forth in the

                   Award Agreement shall also apply to any additional shares of Stock received by a Participant as the result of any dividend paid on the shares of Stock subject to the Restricted Stock Award or as the result of any stock split, stock distribution or combination of shares that affects the shares of Stock subject to the Restricted Stock Award.

9.03 LAPSING OF RESTRICTIONS. The Committee shall have the discretion to determine the times and extent to which restrictions on the transferability of shares under each Restricted Stock Award shall lapse, and the Award Agreement shall set forth all provisions relating to the lapsing of such restrictions.

9.04 MODIFICATION OF LAPSING SCHEDULE. The Committee may, in its sole discretion, modify the rate at which restrictions on transferability of shares under a Restricted Stock Award shall lapse. Any such modification shall apply only to those shares of Stock which are restricted as of the effective date of the modification, and shall be reflected in a resolution adopted by the Committee and, if deemed appropriate by the Committee, in an amendment to any Award Agreement with respect to which it applies.

                           ARTICLE X - PERFORMANCE UNITS


10.01 GRANT OF PERFORMANCE UNITS. In accordance with the provisions of the Plan, the Committee shall approve, following recommendation by the management of the Corporation or its Subsidiary, the Eligible Employees to whom Performance Unit Awards shall be granted, and shall determine the number of Performance Units to be subject to each Performance Unit Award, the time at which such Performance Unit Award shall be granted, the extent to which Performance Units may vest upon the Participant's termination of employment, which may differ depending upon the reason for such termination, and such other provisions of the Performance Unit Award as the Committee may deem necessary or desirable. The Committee shall determine the form of Award Agreement that shall evidence each Performance Unit Award and shall determine the terms, conditions and other provisions of each Award Agreement, which may vary from Participant to Participant. Each Participant shall enter into an Award Agreement with the Corporation with respect to the grant of each Performance Unit Award.

10.02 VESTING OF PERFORMANCE UNITS. Each Performance Unit Award Agreement shall set forth:

              (a)  The Performance Period over which Performance Units may vest;

              (b) The initial or cumulative Performance Goals which must be satisfied prior to vesting of any portion of the Performance Units represented by the Performance Unit Award. Unless otherwise determined by the Committee, such Performance goals shall, for purposes of valuing each Performance Unit under Section 10.03, include threshold, target and maximum levels.

              (c) The vesting schedule with respect to the Performance Units, shall be determined by the Committee and shall depend upon the attainment of the initial or cumulative Performance Goals set forth in the Award Agreement.

10.03 VALUATION OF PERFORMANCE UNITS. The dollar value of each Performance Unit that becomes vested and payable to a Participant pursuant to Section 10.02(c) shall be determined by the Committee in accordance with the formula set forth in the Award Agreement and in accordance with any corresponding initial or cumulative Performance Goals.

10.04 PAYMENT OF PERFORMANCE UNIT AWARDS. The value of Performance Units that have vested shall be paid to the Participant within thirty (30) calendar days after the Committee determines whether the applicable Performance Goals have been attained after the end of the Performance Period. Such payment may, at the discretion of the Committee, be made in cash, stock or any combination thereof. Any payment to be made to a Participant shall be subject to the applicable withholding requirements described in Section 15.06.

10.05 AMENDMENT OF PERFORMANCE UNIT AWARDS. The Committee may, at any time during a Performance Period, suspend, modify or terminate a Performance Unit Award upon the occurrence of any extraordinary event which substantially affects the Corporation or the Subsidiary, including, but not limited to, a merger, consolidation, exchange, divestiture (including a spin-off), reorganization or liquidation of the Corporation or Subsidiary or the sale by the Corporation or Subsidiary of substantially all of its assets and the consequent discontinuance of its business.

                     ARTICLE XI - CHANGE OF CONTROL


11.01 DEFINITIONS. For purposes of this Article XI, the following definitions shall apply:

              (a)  "CHANGE OF CONTROL" shall mean any of the following events:

                   (1) A merger or consolidation to which the Corporation is a party if the individuals and entities who were shareholders

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

                        of the Corporation immediately prior to the effective date of such merger or consolidation have, immediately following the effective date of such merger or consolidation, beneficial ownership (as defined in Rule 13d-3 under the Securities Exchange Act of 1934) of less than fifty percent (50%) of the total combined voting power of all classes of securities issued by the surviving corporation for the election of directors of the surviving corporation;

                   (2) The direct or indirect beneficial ownership (as defined in Rule 13d-3 under the Securities Exchange Act of 1934) of securities of the Corporation representing, in the aggregate, twenty percent (20%) or more of the total combined voting power of all classes of the Corporation's then issued and outstanding securities by any person or entity or by a group of associated persons or entities acting in concert;

                   (3) The sale of the properties and assets of the Corporation substantially as an entirety, to any person or entity which is not a wholly-owned subsidiary of the Corporation;

                   (4) The shareholders of the Corporation approve any plan or proposal for the liquidation of the Corporation; or

                   (5) A change in the composition of the Board at any time during any consecutive twenty-four (24) month period such that the "Continuity Directors" cease for any reason to constitute at least a seventy percent (70%) majority of the Board. For purposes of this event, "Continuity Directors" means those members of the Board who either:

                        (i) were directors at the beginning of such consecutive twenty-four (24) month period; or

                        (ii) were elected by, or on the nomination or recommendation of, at least a two-thirds (2/3) majority of the then-existing Board of Directors.

              (b) "CHANGE OF CONTROL ACTION" shall mean any payment (including any benefit or transfer of property) in the nature of compensation to or for the benefit of a Participant, Outside Director or Subsidiary Director under any arrangement which is considered to be contingent on a Change of Control for purposes of Internal Revenue Code
                   Section 280G. As used in this definition, the term "arrangement" means any agreement between a Participant,

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

                   Outside Director or Subsidiary Director and the Corporation or its Subsidiary and shall include, without limitation, any and all of the Corporation's or Subsidiary's salary, bonus, incentive, restricted stock, stock option, compensation or benefit plans, programs or arrangements and this Plan.

              (c) "CHANGE OF CONTROL TERMINATION" shall mean, with respect to a Participant, Outside Director or Subsidiary Director, any of the following events occurring within two (2) years after a Change of Control:

                   (1) The termination of the Participant's employment by the Corporation or its Subsidiary for any reason, with or without cause, except for conduct by the Participant constituting (i) a felony involving moral turpitude under either federal law or the law of the state of the Corporation's incorporation or (ii) the Participant's willful failure to fulfill his employment duties with the Corporation or its Subsidiary; provided, however, that for purposes of this clause (ii), an act or failure to act by the Participant shall not be "willful" unless it is done, or omitted to be done, in bad faith and without any reasonable belief that the Participant's action or omission was in the best interests of the Corporation or its Subsidiary; or

                   (2) The termination of employment with the Corporation or its Subsidiary by the Participant for Good Reason.

         With respect to an Outside Director or Subsidiary Director, "Change of Control Termination" shall mean the termination of the Outside Director's status as a member of the Board for any reason within two
         (2) years after a Change of Control.

              (d) "GOOD REASON" shall mean a good faith determination by the Participant, in the Participant's sole and absolute judgment, that any one or more of the following events has occurred without the Participant's express written consent after a Change of Control:

                   (1)  A change in the Participant's reporting
                        responsibilities, titles or offices as in effect immediately prior to the Change of Control, or any removal of the Participant from or any failure to re-elect the Participant to any of such positions, which has the effect of diminishing the Participant's responsibility or authority;

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

                   (2) A reduction by the Corporation or its Subsidiary in the Participant's base salary as in effect immediately prior to the Change of Control or as the same may be increased from time to time thereafter;

                   (3) A requirement imposed by the Corporation or its Subsidiary on the Participant that results in the Participant being based at a location that is outside of a twenty-five (25) radius mile of the Participant's job location at the time of the Change of Control;

                   (4) Without the adoption of a replacement plan, program or arrangement that provides benefits to the Participant that are equal to or greater than those benefits that are discontinued or adversely affected:

                        (a) The failure by the Corporation or Subsidiary to continue in effect, within its maximum stated term, any pension, bonus, incentive, stock ownership, purchase, option, life insurance, health, accident, disability, or any other employee compensation or benefit plan, program or arrangement, in which the Participant is participating immediately prior to a Change of Control; or

                        (b) The taking of any action by the Corporation or its Subsidiary that would adversely affect the Participant's participation or materially reduce the Participant's benefits under any of such plans, programs or arrangements; or

                   (5) Any action by the Corporation or its Subsidiary that would materially adversely affect the physical conditions existing at the time of the Change of Control in or under which the Participant performs his or her employment duties; or

                   (6) If the Participant's primary employment duties are with a Subsidiary of the Corporation, the sale, merger, contribution, transfer or any other transaction relating to the Corporation's ownership interest in such Subsidiary and which decreases such ownership interest below the level specified in
                        Section 2.28; or

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

                   (7) Any material breach by the Corporation or its Subsidiary of any employment agreement between the Participant and the Corporation or its Subsidiary.

         "Good Reason" shall not include the Participant's death or termination for any reason other than the events specified in clauses (1) through (7) above.

11.02 ACCELERATION OF VESTING/PUT OPTION. Subject to the "Limitation on Change of Control Compensation" contained in Section 11.03, in the event of a Change of Control Termination of a Participant, Outside Director or Subsidiary Director, and without further action of the Board, the Committee or otherwise:

              (a) Each Incentive Stock Option or Nonqualified Stock Option granted to such Participant, Outside Director or Subsidiary Director pursuant to this Plan shall become immediately exercisable in full, any restrictions that may apply to the exercisability of the Incentive Stock Option or Nonqualified Stock Option, including but not limited to the Market Value Threshold if applicable, shall be deemed to be satisfied (notwithstanding any provision in the Plan or the Award Agreement to the contrary), and the Incentive Stock Option or Nonqualified Stock Option shall remain exercisable until the expiration of such Option;

              (b) All restrictions on the transferability of shares of Stock subject to each Restricted Stock Award granted to such Participant shall immediately lapse and be of no further force or effect;

              (c) The value of all Performance Units awarded to such Participant shall immediately become payable, notwithstanding any provision in the Plan or Award Agreement to the contrary. For purposes of this Section 11.02(c), the value of such Performance Units shall be calculated (i) by determining the value of such Performance Units pursuant to the formula set forth in the Award Agreement and assuming that the Company has achieved the target level of any Performance Goals relating to such Performance Units, and (ii) by multiplying the value determined in (i) by a fraction, the numerator of which shall be the number of days the Participant worked for the Corporation or its Subsidiary during the Performance Period relating to such Performance Units immediately prior to the Change in Control Termination, and the denominator of which shall be the number of days in such Performance Period.

              (d) Within thirty (30) days following the Change of Control Termination, the Participant may, by written election delivered to an officer of the Corporation, require the Corporation to purchase,

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

                   within five (5) days following delivery of the election, the shares of the Participant's Stock with respect to which restrictions have lapsed in accordance with Section 11.02(b), at a price equal to the Fair Market Value of such shares of Stock on the day prior to the Change of Control; provided, however, that if a Participant is a
                   Section 16(b) Participant and if the Change of Control Termination occurs within the six (6) month period following the later of the Participant's most recent purchase of Stock which is subject to Section 16(b) of the 1934 Act or the grant of the applicable Restricted Stock Award, then, to the extent necessary to comply with Rule 16b-3, as amended, the Participant shall be entitled to deliver the written election specified herein within thirty (30) days following the expiration of such six-month period, and the thirty-five (35) day period referenced in clause Section 11.02(e) shall commence upon the expiration of such six-month period. For purposes of this Section 11.02(d), a "purchase of Stock which is subject to Section 16(b) of the 1934 Act" shall, to the extent provided by Section 16(b) of the Securities and Exchange Act of 1934 and the General Rules and Regulations issued thereunder, include the establishment of or increase in a call equivalent position or the liquidation of or decrease in a put equivalent position with respect to such Stock.

              (e) To the extent a Participant has not sold shares of Stock to the Corporation pursuant to Section 11.02(d), certificates for such shares of Stock, with no restrictive language, shall be delivered to the Participant within thirty-five (35) days following the Change of Control Termination.

11.03 LIMITATION ON CHANGE OF CONTROL COMPENSATION. A Participant, Outside Director or Subsidiary Director shall not be entitled to receive any Change of Control Action which would, with respect to the Participant, constitute a "parachute payment" for purposes of Internal Revenue Code Section 280G. In the event any Change of Control Action would, with respect to the Participant, constitute a "parachute payment," the Participant shall have the right to designate those Change of Control Action(s) which would be reduced or eliminated so that the Participant will not receive a "parachute payment."

11.04 LIMITATIONS ON COMMITTEE'S AND BOARD'S ACTIONS. Prior to a Change of Control, a Participant, Outside Director or Subsidiary Director shall have no rights under this Article XI, and the Board shall have the power and right, within its sole discretion, by a resolution adopted by a two-thirds (2/3) majority to rescind, modify or amend this Article XI without any consent of the Participant, Outside Director or Subsidiary Director. In all other cases, and notwithstanding the authority granted to the Committee or Board to exercise discretion in interpreting, administering, amending or terminating this Plan, neither the Committee nor the Board shall, following a Change of Control, have the power to exercise such authority or otherwise take any action which is inconsistent with the provisions of this Article XI.

         Notwithstanding anything in this Article XI to the contrary, the Board may restrict the rights of, or the applicability of this
         Article XI to, Section 16(b) Participants, Outside Directors or Subsidiary Directors to the extent necessary to comply with Section 16(b), or any successor provision, of the Securities Exchange Act of 1934, as amended.

       ARTICLE XII - RIGHTS OF ELIGIBLE EMPLOYEES AND PARTICIPANTS


12.01 RELATIONSHIP TO EMPLOYMENT. Nothing contained in the Plan, nor in any Award granted pursuant to the Plan, shall confer upon any Participant any right with respect to continuance of employment by the Corporation or its Subsidiaries, nor interfere in any way with the right of the Corporation or its Subsidiaries to terminate the Participant's employment at any time.

21.02 NONTRANSFERABILITY OF AWARD. No Incentive Stock Options, Restricted Stock Awards or Performance Units shall be transferable, in whole or in part, by the Participant, either voluntarily or involuntarily, except by will or the laws of descent or distribution. If the Participant attempts to transfer an Incentive Stock Option, Restricted Stock Award or Performance Unit, or any portion of such Option, Award or Unit, such transfer shall be void and the Incentive Stock Option, Restricted Stock Award or Performance Unit shall terminate. An Incentive Stock Option shall be exercisable during the Participant's lifetime only by the Participant or by such Participant's guardian or other legal representative.

         Subject to the approval of the Committee, or, in the case of Outside Directors or Subsidiary Directors, subject to the approval of the Board, Nonqualified Stock Options granted under the Plan may be transferred, for no consideration, by the Participant, the Outside Director or Subsidiary Director to a member of the Participant's, Outside Director's or Subsidiary Director's immediate family, to a trust for the benefit of such family members or to a partnership in which such family members are the only partners. The family member to whom, or the trust or partnership to which, a Nonqualified Stock Option has been transferred shall not be permitted to subsequently transfer the Option, either voluntarily or involuntarily, unless such transfer is to another family member, trust or partnership which meets the requirements of this Section 12.02. No other transfers of Nonqualified Stock Options, in whole or in part, by the Participant, Outside Director or Subsidiary Director shall be permitted, voluntarily or involuntarily, except by will or the laws of descent and distribution. If the Participant, Outside Director or Subsidiary Director attempts to transfer a

         Nonqualified Stock Option, or any portion of such Option, in a manner not permitted by this Section 12.02, such transfer shall be void and the Nonqualified Stock Option shall terminate.

                     ARTICLE XIII - AMENDMENT OR MODIFICATION


13.01    AUTHORITY TO AMEND AND PROCEDURE.  Subject to the provisions of
         Article XI, the Board or the Committee may, at any time and without further action on the part of the shareholders of the Corporation, terminate this Plan or make such amendments thereto as it deems advisable and in the best interests of the Corporation or its Subsidiaries; provided, however, that no such termination or amendment shall, without the consent of a Participant, Outside Director, or Subsidiary Director materially adversely affect or impair the right of a Participant, Outside Director or Subsidiary Director with respect to an Award already granted; and provided, further, that no amendment shall, either directly or indirectly:

              (a) Materially increase the total number of shares of Stock that may be awarded under this Plan to all Participants, Outside Directors and Subsidiary Directors, except for adjustments described in Section 4.03 of this Plan;

              (b) Materially increase the benefits accruing to Participants, Outside Directors and Subsidiary Directors under the Plan; or

              (c) Materially modify the requirements as to eligibility for participation in the Plan;

         without the approval of the shareholders of the Corporation, but only if such approval is required for compliance with the requirements of any applicable law or regulation. Furthermore, the Plan may not, without the approval of the shareholders of the Corporation, be amended in any manner that will cause Incentive Stock Options to fail to meet the requirements of Internal Revenue Code Section 422.

                ARTICLE XIV - EFFECTIVE DATE AND DURATION OF PLAN


14.01 EFFECTIVE DATE OF PLAN. The Plan shall be deemed effective upon its adoption by the Board, subject to the approval of Section 4.01 by the shareholders of the Corporation within twelve (12) months following the adoption of the Plan by the Board. If Section 4.01 of the Plan is not approved by the shareholders of the

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

         Corporation, all provisions of the Plan, including Section 4.01, as originally adopted on September 14, 1992, shall continue in full force and effect.

14.02 DURATION OF THE PLAN. Incentive Stock Options may be granted pursuant to this Plan from time to time during a period of ten (10) years from the Effective Date of the Plan. Nonqualified Stock Options, Restricted Stock Awards and Performance Unit Awards may be granted pursuant to this Plan from time to time after the Effective Date of the Plan and until the Plan is discontinued or terminated by the Board or the Committee.


                         ARTICLE XV - GENERAL PROVISIONS


15.01 CONSTRUCTION AND HEADINGS. The headings of the Articles, Sections and their subparts within the Plan are for convenience only and are not meant to be of substantive significance, and such headings shall not add to or detract from the meaning of such Article, Section or subpart.

15.02 GOVERNING LAW. The Plan and all rights and obligations thereunder shall be construed in accordance with and governed by the laws of the State of Minnesota, without regard to the conflict of laws provisions of any jurisdiction.

15.03 SUCCESSOR AND ASSIGNS. This Plan shall be binding upon and inure to the benefit of the successors and assigns of the Corporation and its Subsidiaries, including, without limitation, whether by way of merger, consolidation, operation of law, assignment, purchase or other acquisition of substantially all of the assets or business of the Corporation or any of its Subsidiaries, and any and all such successors and assigns shall absolutely and unconditionally assume all of the Corporation's or the Subsidiary's obligations hereunder; provided, however, that this Section 15.03 shall not apply with respect to the successors or assigns of a Subsidiary in the event that, prior to a Change of Control, the Subsidiary is sold, merged, contributed or in any other manner transferred or for any other reason ceases to be a Subsidiary of the Corporation.

15.04 SURVIVAL OF PROVISIONS. The rights, remedies, agreements, obligations and covenants of the parties contained in or made pursuant to the Plan, any Award Agreement and any other notices or agreements in connection therewith, including, without limitation, any notice of exercise of an Incentive Stock Option or a Nonqualified Stock Option, shall survive the execution and delivery of such notices and agreements and shall survive the exercise of any Incentive Stock Option or Nonqualified Stock Option, the payment of such Option's exercise price and the delivery and receipt of the shares of Stock subject to such Option, and shall remain in full force and effect.

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

15.05 ABSENCE OF LIABILITY OF DIRECTORS AND COMMITTEE MEMBERS. No member of the Board or of the Committee shall be liable, with respect to this Plan, for any act, whether by commission or omission, taken by any other member of the Board or the Committee, or by any officer, agent, or employee of the Corporation or its Subsidiaries, nor shall any member of the Board or the Committee be liable, except in circumstances involving such member's own bad faith, for anything done or omitted to be done by any person in connection with this Plan.

15.06 WITHHOLDING TAXES. The Corporation or its Subsidiaries is entitled to:

              (a) Withhold and deduct from future wages of a Participant or from the cash portion of any Award, or make other arrangements for the collection of, all legally required amounts necessary to satisfy any and all federal, state and local withholding and employment-related tax requirements attributable to the Participant's exercise of a Nonqualified Stock Option, attributable to the lapse of restrictions on a Restricted Stock Award, attributable to the payment of any Performance Unit Award, or otherwise incurred with respect to any other provisions of the Plan; or

              (b) Require the Participant promptly to remit the amount of such withholding tax obligations to the Corporation or the Subsidiary before acting on the Participant's notice of exercise of a Nonqualified Stock Option or before taking any further action with respect to the Nonqualified Stock Option or the issuance of any certificate with respect to any shares of stock awarded under a Restricted Stock Award or a Nonqualified Stock Option.

         Subject to such rules as the Committee may adopt, the Committee may, in its sole discretion, permit a Participant to satisfy such withholding tax obligations, in whole or in part, with shares of Stock of having an equivalent Fair Market Value or by electing to have the Corporation or Subsidiary withhold shares of Stock having an equivalent Fair Market Value and that are payable under an Award; provided, however, that if the Participant is a Section 16(b) Participant, such Participant must comply with the applicable provisions of Rule 16b-3 or its successor, as then in effect, of the General Rules and Regulations under the Securities and Exchange Act of 1934, as amended.

                                       -30-